Exhibit 10.4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

COMMERCIAL DEVELOPMENT AND SUPPLY AGREEMENT

BY AND BETWEEN

KYTHERA BIOPHARMACEUTICALS, INC.

AND

CAMBRIDGE MAJOR LABORATORIES, INC.

COMMERCIAL DEVELOPMENT AND SUPPLY AGREEMENT

This COMMERCIAL DEVELOPMENT AND SUPPLY AGREEMENT (this “Agreement”) is entered into as of April 1, 2013, (the “Effective Date”) by and between Kythera Biopharmaceuticals, Inc., having its principal place of business at 27200 West Agoura Road, Suite 200, Calabasas, CA 91301 (“Purchaser”) and Cambridge Major Labs, Inc. with its principal place of business located at W132 N1055 Grant Drive, Germantown, WI 53022 (“Supplier”).  Purchaser and Supplier may be referred to herein each, individually, as a “Party” or, collectively, as the “Parties”. Capitalized terms shall have the meanings set forth in this Agreement.

WHEREAS, Purchaser is engaged in the business of commercializing pharmaceutical products for therapeutic uses;

WHEREAS, Supplier is engaged in the business of manufacturing and supplying API and providing related services;

WHEREAS, Purchaser desires to utilize Supplier to manufacture and supply a certain API as mutually agreed upon by the Parties, and to provide related services; and

WHEREAS, Purchaser and Supplier wish to set forth their mutual agreements and understandings regarding the manufacture and supply of the API.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto do hereby agree as follows:

ARTICLE 1  DEFINITIONS

1.1          “Act” means the US Federal Food, Drug and Cosmetic Act, as amended from time to time and the regulations promulgated pursuant thereto.

1.2          “Active Pharmaceutical Ingredient” or “API” shall mean Deoxycholic Acid (DCA) as set forth in Exhibit A.

1.3          “Affiliate” means, with respect to a party, any corporation, company, partnership, joint venture and/or firm which controls, is controlled by or is under common control with such party.  As used in this Agreement, “control” means:  (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors; and (b) in the case of non-corporate entities, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect at least fifty percent (50%) of the members of the governing body of such non-corporate entity.

1.4          “API Specifications” means detailed description and parameters set forth in Exhibit A as amended periodically.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.5          “API Starting Material” means DCA-129 [***] as set forth in exhibit A-1.

1.6          “Applicable Law” means all applicable laws, rules and regulations including, without limitation, any rules, regulations, guidelines or other requirements that may be in effect from time to time in any relevant legal jurisdiction.

1.7          “Batch Documentation” means complete and accurate copies (either paper or electronic) of any of the following, as applicable:  Supplier audited Production Batch Records, Batch Record checklist, deviation reports, investigation reports, analytical testing results (including chromatograms of intermediate and final specification assays/impurities), labeling and packaging records, warehouse sampling batch record and shipping documentation.

1.8          “BCC” means Bayer Consumer Care AG which has licensed the right to develop and commercialize products containing the API in certain territories.

1.9          “Binding Forecast” is defined in section 5.2.

1.10        “Business Day” means any weekday other than a weekday on which banks in Wisconsin or California are authorized or required to be closed.

1.11        “Calendar Quarter” means each three (3) month period commencing the first day of January, April, July and October of each Calendar Year.

1.12        “Calendar Year” means each twelve (12) month period commencing January 1st of each year during the term of this Agreement.

1.13        “CGMP” means Current Good Manufacturing Practices (“CGMP”) as specified in national and international guidance documents and in the regulations enforced by the applicable Regulatory Authorities  (e.g. FDA, EMA, HC) as they apply to the Manufacture of API. Example applicable regulations/guidance documents include, but are not limited to, International Conference on Harmonization (“ICH”) guide Q7 “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients”, US FDA Code of Federal Regulations Title 21, Parts 11, 210 and 211, EU Guidelines for Good Manufacturing Practices for medicinal products laid down in Commission Directives 91/356/EEC as amended by Directives 2003/94/EC, EC “Good Manufacturing Practice (GMP) Guide volume 4, Part II (basic requirements for active substances used as starting materials), Canadian GMPs per GUI-0001 and other applicable current, new or revised regulations/guidance documents.

1.14        “Change” means any change to the API or Manufacturing that could have potential effects on the regulatory compliance and/or quality of API and/or Finished Drug Product as defined in the Quality Agreement.

1.15        “Claims” means any dispute, controversy, or action, cause of action, chosen action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), assessment, arbitration, examination, audit, investigation, hearing, charge, Complaint, demand, notice or proceeding to, from, by any Governmental Authority or arbitrator[s].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.16        “Commercially Reasonable Efforts” means with respect to the efforts to be expended by any Party or any of its Affiliates with respect to any objective, such reasonable, diligent, and good faith efforts as a reasonable party would normally use to accomplish a similar objective under similar circumstances. Commercially Reasonable Efforts requires that a Party, at a minimum assign appropriate responsibility for such obligations, and allocates adequate resources designed to meet such goals and objectives.

1.17        “Complaint” means any report concerning a potential or alleged Defect of an API in quality as defined in the Quality Agreement.

1.18        “Confidential Information” means (i) any information relating to the disclosing Party or its Affiliate disclosed (whether in writing, verbally, electronically or by any other means and whether directly or indirectly) by the disclosing Party or by another person on behalf of the disclosing Party to the receiving Party or to another person on behalf of the receiving Party including, without limitation, any information relating to this Agreement or to the disclosing Party’s products, operations, customers, suppliers, personnel, processes, plans or intentions, product and related registration information (including patent applications), Know-How, design rights, trade secrets, IP situation, market opportunities and business affairs and (ii) all information as per (i) contained in analysis, compilations, studies or other documents (regardless of the form in which such analysis, compilations, studies or other documents are maintained) prepared by the receiving Party which contain or otherwise reflect or refer to any information contained in (i).

1.19        “Defect” or “Defective Product” means an API which does not comply with the Specifications, or the Quality Agreement (Exhibit C), which has not been Manufactured and/or packaged in accordance with the Applicable Law including without limitation CGMP.

1.20        “Deviation” means any departure from the Specifications, Master Batch Record, standard operating procedures or the Quality Agreement, to be investigated and documented according to Supplier standard operating procedures and consistent with the requirements of the Quality Agreement.

1.21        “EMA” means the European Medicines Agency, or any successor thereto, having the administrative authority to regulate the marketing of human pharmaceutical products or biological therapeutic products, delivery systems and devices in Europe.

1.22        “Facility(ies)” means the applicable Supplier premises in which Manufacturing occurs for API Manufactured to meet applicable CGMP requirements.

1.23        “FDA” means the United States Food and Drug Administration, or any successor thereto, having the administrative authority to regulate the marketing of human pharmaceutical products or biological therapeutic products, delivery systems and devices in the United States.

1.24        “Finished Drug Product” means a final dosage form containing the API that is labeled and packaged as approved by a Regulatory Authority.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.25        “Governmental Authority” means any government or any agency, bureau, board, commission, court, department, political subdivision, tribunal, or other instrumentality of any government (including any regulatory or administrative agency), whether federal, state or local, domestic or foreign, and including any multinational authority or non-governmental authority which licenses or authorizes or may license or authorize the manufacturing, distribution, marketing or sale of a Finished Drug Product.

1.26        “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, ruling, determination or award entered by or with any Governmental Authority or arbitrator(s).

1.27        “Intellectual Property” means intellectual property rights of every kind and nature throughout the world, however denominated, including, but not limited to, all rights and interests pertaining to or deriving from:

(a)           Patent Rights and Know-How;

(b)           trademarks, trade names, service marks, service names, brands, trade dress and logos, domain names, and the goodwill and activities associated therewith;

(c)           copyrights, works of authorship, rights of privacy and publicity, moral rights, and similar proprietary rights of any kind or nature, in all media now known or hereafter created; and

(d)           any and all registrations, applications, recordings, licenses, statutory rights, common-law rights and rights under Contractual Obligations relating to any of the foregoing.

1.28        “Know-How” means inventions, technical information, know-how and materials, including technology, software, instrumentation, devices, data, compositions, formulas, biological materials, assays, reagents, constructs, compounds, discoveries, procedures, processes, practices, protocols, methods, techniques, results of experimentation or testing, knowledge, trade secrets, skill and experience, in each case whether or not patentable or copyrightable.

1.29        “Legal Requirement” means any federal, state or local or foreign law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any Governmental Order, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.

1.30        “Loss” or “Losses” means any and all liabilities, expenses and/or losses, including without limitation reasonable legal expenses and attorneys’ fees.

1.31        “MAA” means Marketing Authorization Application.

1.32        “Manufacture” or “Manufacturing” means, as applicable, all operations equipment and documentation required in the preparation of the API by Supplier including supply of starting and Materials, production, packaging, repackaging, labeling, re-labeling, quality control (including in-process control, release and follow-up stability testing), release, shipment and storage of the API to meet the Specifications and requirements of the Regulatory Approvals.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.33        “Master Batch Records” shall mean any Supplier approved master batch and control records used in the Manufacturing of API.

1.34        “Material(s)” shall mean raw materials including, but not limited to, reagents, solvents, catalysts, process aids, intermediates used in the Manufacture of the API.

1.35        “NDA” means US FDA New Drug Application.

1.36        “Organizational Documents” means (with respect to any Person other than an individual), (a) the certificate or articles of incorporation or organization and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) all by-laws and similar instruments relating to the organization or governance of such Person, in each case, as amended or supplemented.

1.37        “Patent Rights” means (a) all patents, patent applications and similar government-issued rights (e.g., utility  models) protecting inventions in any country or jurisdiction however denominated, (b) all priority applications, international applications, divisionals, continuations, substitutions, continuations-in-part of and any applications claiming priority to any of the foregoing and (c) all patents and similar government-issued rights (e.g., utility models) protecting inventions issuing on any of the foregoing applications, together with all registrations, reissues, renewals, re-examinations, confirmations, supplementary protection certificates, and extensions of any of (a), (b) or (c).

1.38        “Person” means any individual or corporation, association, partnership, limited liability company, joint venture, joint stock or other company, business trust, trust, organization, university, college, Governmental Authority or other entity of any kind.

1.39        “Quality Agreement” or “QA” means the agreement defining pharmaceutical and certain operational responsibilities of Supplier and Purchaser with respect to the quality and Manufacturing of the API and which shall form an integral part of this Agreement and be attached as Exhibit C hereto.

1.40        “Regulatory Approval” means any licenses, authorizations, approvals, agreements, permits, consents, quotas, registrations and filings by any Regulatory Authority necessary for the manufacture, processing, packaging, labeling, storage, transport, import, export, distribution, sale or use of the API in any relevant country including, without limitation, marketing authorizations and manufacturing licenses.

1.41        “Regulatory Authority(ies)” means any agency, authority, department, regulatory body or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or any supranational organization of which any such country is a member which is responsible and authorized for issuing the Regulatory Approval for the respective country.

1.42        “Rolling Forecast” is defined in Section 5.2.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.43        “Specification” means a current list of tests, references to analytical procedures, and appropriate acceptance criteria for the test described. A Specification establishes the set of criteria to which the API should conform to be considered acceptable for its intended use, as specifically set forth in Exhibit A and Exhibit A-1.

1.44        “Term” is defined in Section 2.4.

1.45        “Third Party Claim” means any notification by a third party to a Party indemnified under ARTICLE 12 that may give rise to a Claim by the indemnified Party against the indemnifying Party.

ARTICLE 2  DEVELOPMENT SERVICES / SCOPE AND TERM

2.1          API Development Project.  Following the Effective Date of this Agreement, the Parties shall undertake a product development project (“Development Project”) consisting of the development activities set forth in Exhibit H. Under the Development Project, Supplier shall assist Purchaser to develop a process of Manufacturing the API and to obtain the required Regulatory Approvals in the various countries where Kythera and BCC intend to market, promote and sell Finished Drug Product containing API supplied by the Supplier. Each Party shall use all Commercially Reasonable Efforts to successfully complete the Development Project in accordance with the timelines.  However, the Parties understand and agree that neither of them can guarantee that the Project will be successful, nor warrant that a marketable product will result from the Development Project.

2.2          Scope.  Subject to the terms and conditions set forth in this Agreement, during the Term, Supplier will Manufacture and supply API to Purchaser and Purchaser will purchase from Supplier forecasted API. Supplier shall supply all API forecasted by Purchaser as set forth in Article 5. Supplier shall not Manufacture the API for itself or its Affiliates, or for any third party other than Purchaser, except with the prior written consent of Purchaser.

2.3          Non-exclusive. Purchaser maintains the right to qualify alternate or secondary API Manufacturers. To that end, Supplier agrees to provide reasonable technical assistance at customary rates as may be required to qualify an alternate or secondary Manufacturer including sharing appropriate Specification, formulations, and non-proprietary documents, processes and intellectual property utilized to Manufacture the API.

2.4          Term.    Unless terminated earlier as provided in ARTICLE 7 below, the Term of this Agreement shall commence on the Effective Date and shall expire on the fifth (5th) anniversary of the date that Regulatory Approval of the Finished Drug Product is granted by the FDA (the “Term”).

ARTICLE 3  SUPPLY SERVICES

3.1          Manufacturing.  Supplier has the necessary infrastructure to execute CGMP API Manufacturing. Supplier shall Manufacture API to meet Purchaser supply requirements as set forth in Article 5 (Forecasts).  To Manufacture the API and minimize potential disruptions to supply, Supplier will receive API Starting Material as set forth in Article 4, will have adequate

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

supplies of qualified Materials to perform forecasted Manufacturing, will have and maintain qualified facilities, equipment and systems in good working order, will have qualified and trained staff and will perform Manufacturing in compliance with Applicable Law and CGMP outlined in Article 8 and in compliance with the QA (Exhibit C).

3.2          Testing and Release of API.  Supplier shall be responsible for release testing of API, and shall release each batch to Purchaser in accordance with the QA.  When released, Supplier shall provide to Purchaser all required documentation as outlined in the QA. Notwithstanding anything in this Agreement to the contrary, Purchaser shall be responsible for final disposition of API prior to distribution for its intended use.

3.3          Labeling and Packaging. Supplier shall package and label API in accordance with Exhibit A.

3.4          Storage. Supplier will ship API from Supplier’s Facility to meet the delivery date obligations pursuant to the applicable purchase order.  In the event Purchaser requests Supplier to hold API beyond Supplier’s planned date of shipment, Supplier shall store API at the Facilities or qualified third-party storage location at no charge for up to ninety (90) days, provided that title and risk of loss to such API shall pass to Purchaser upon Purchaser’s acceptance for such API as specified in the QA. If Purchaser requests for Supplier to store API beyond such ninety (90) days, space permitting, Supplier shall continue to store such API at the Facilities or third-party storage location at a monthly storage charge to Purchaser for the duration of storage, billed at Supplier’s (or third-party’s as applicable) then current standard storage monthly fees and minimums, pro-rated for any partial month. Notwithstanding transfer of title and risk of loss to Purchaser upon final release, Supplier shall not be responsible for degradation of the API which may occur if the API is stored beyond the approved re-test period supported by API stability data. Supplier shall be liable for any loss or damage to the API resulting from its negligence, willful omissions or intentional acts of misconduct when API is stored at the Facility or third-party storage location chosen by the Supplier.

3.5          Delivery Terms.  Supplier shall deliver API FCA from Supplier’s Facility (Incoterms 2010) in containers suitable for storage and transportation together with all necessary documentation as required by the QA with each shipment. Except as provided in Section 3.4, Supplier shall bear the risk of loss or damage to the API prior to being delivered to the first carrier.  Purchaser shall bear all risk of loss, damage or delay in transit as well as the cost of freight or insurance.  Except as provided in Section 3.4, title to the API shall transfer to Purchaser upon delivery of the API to the first carrier.

3.6          Cooperation of the Parties.  Supplier shall inform Purchaser promptly of any problems that could reasonably be expected to prevent Supplier from supplying the API in accordance with Article 5. The Parties shall cooperate in resolving such problems relating to the supply of the API under this Agreement.  The Parties shall use their Commercially Reasonable Efforts to coordinate maintenance outages and shut-downs of the Supplier Facility, which coordination could include making temporary changes to the forecast.  For purposes of clarification, this Section 3.6 does not diminish or expand the Parties’ respective obligations to supply and purchase API in accordance with any Binding Forecast

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.7          Records and Samples.  Supplier shall maintain all records relating to its obligations hereunder as required by the Regulatory Authorities and the QA for such time periods referenced thereby.  Upon reasonable advanced notice, Supplier shall make such records available to Purchaser for Purchaser’s inspection. In addition, Supplier shall retain a reserve sample properly stored from each lot or batch of API supplied to Purchaser hereunder in accordance with CGMPs and the QA.

ARTICLE 4  API STARTING MATERIAL (DCA-129)

4.1          Purchaser Supplied Material (DCA-129).  Supplier shall Manufacture API for Purchaser from API Starting Material that Purchaser shall supply to Supplier at no cost.  Purchaser shall supply API Starting Material to Supplier in quantities sufficient to satisfy Supplier’s gross Manufacturing requirements of API no later than thirty (30) days prior to the date of Manufacture.  Supplier shall notify Purchaser of the date of intended Manufacturing. Supplier’s use of API Starting Material received from Purchaser shall be limited to Manufacture of API for Purchaser, or as otherwise directed in writing by Purchaser.  Purchaser shall deliver API Starting Material to Supplier’s Facility, pursuant to no-cost purchase orders that Supplier issues to Purchaser.  Any import duties, taxes or other fees due to Governmental Authorities regarding API Starting Materials shall be paid by Purchaser. Within thirty (30) Business Days of Supplier’s receipt of any API Starting Material supplied by Purchaser hereunder, Supplier shall:  (i) perform release testing on the API Starting Material pursuant to Exhibit A-1 and confirm the shipment quantity; and (ii) notify Purchaser of any inaccuracies with respect to quantity or of any claim that any portion of the shipment fails incoming inspection.

(a)   In the event Supplier notifies Purchaser of any deficiency in the quantity of API Starting Material received, Purchaser shall promptly ship to Supplier, at Purchaser’s own expense, the quantity of API Starting Material necessary to complete the scheduled manufacturing run(s).

(b)   In the event Supplier notifies Purchaser that any portion of the API Starting Material shipment does not conform to the API Starting Material Specifications, Purchaser shall have the right to confirm such findings at Supplier’s Facility or at a third party location chosen by mutual agreement of the Parties to analyze API Starting Material. If such laboratory determines that the shipment conforms to the Specifications, Supplier shall bear all expenses of shipping and testing such shipment samples. If Purchaser or such independent laboratory confirms that such shipment does not meet the API Starting Material Specifications, Purchaser shall replace, at no cost to Supplier, the portion of the API Starting Material shipment which does not conform to the Specifications and bear all expenses of shipping and testing the shipment samples. Any delay in Manufacturing API caused by activities under this Section 4.1(b) shall not be deemed a breach of this Agreement by Supplier.

4.2          Title.  Purchaser shall retain title and risk of loss to the API Starting Material while it is in the Supplier Facility. Supplier shall use Commercially Reasonable Efforts for the safekeeping, storage and handling for all shipments of API Starting Material delivered hereunder and accepted by Supplier.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.3          Storage.  API Starting Material shall be stored at 15-30 degrees Celsius in double polyethylene bags in a fiber or HDPE drum.

4.4          Replacement of API Starting Material. Except as indicated below, in the event of loss or damage of any API Starting Material, Purchaser shall supply replacement API Starting Material to Supplier in accordance with the terms set forth in Section 4.1.  However, notwithstanding section 4.2, if loss or damage results from the negligence, willful omission or intentional act of misconduct by Supplier in the storage or handling of the API Starting Material or the Manufacture of the API, Purchaser shall supply replacement API Starting Material, and Supplier shall be responsible for its cost equaling the per kg cost of API Starting Material to Purchaser (as evidenced by Purchaser’s invoices), plus any disposal and shipping costs.

ARTICLE 5  FORECASTS

5.1          Pre-Regulatory Approval Planning.  Supplier acknowledges that Purchaser is engaged in the development of a pharmaceutical Finished Drug Product that requires Regulatory Approval prior to commercial sale.  Prior to Regulatory Approval, Purchaser shall provide Supplier with individual purchase orders that specify Purchaser’s API supply requirements and desired delivery dates (“Pre-Approval Purchase Order”). Purchaser shall submit each Pre-Approval Purchase Order to Supplier at least [***] days prior to the requested delivery date of the API. Each Pre-Approval Purchase Order shall reference and be subject to the terms and conditions of this Agreement. In the event of conflict between the terms and conditions of the Pre-Approval Purchase Order and this Agreement, this Agreement controls.  Supplier will confirm its acceptance of the Pre-Approval Purchase Order to Purchaser within [***] days after receipt thereof, and shall be subject to the terms and conditions thereof including, but not limited to, the delivery date(s) and the quantity of API ordered.  In the event Supplier cannot meet the requested delivery date(s) and the quantity of API ordered in the Pre-Approval Purchase Order, Supplier will ensure a minimum of one manufacturing slot for one batch of API within [***] days of receipt of the Pre-Approval Purchaser Order.

5.2          Rolling Forecast.  Within [***] days after Purchaser is granted approval by a Regulatory Authority, and on the first Business Day of the first month of each Calendar Quarter thereafter, Purchaser shall provide to Supplier an estimated rolling forecast of the quantity of API that Purchaser expects to order for the forthcoming [***] period of time (a “Rolling Forecast”).  The first [***] months of each Rolling Forecast (“Binding Forecast”) shall be considered a binding commitment upon Purchaser to purchase quantities described therein and a binding commitment upon Supplier to produce and deliver such quantities on the delivery dates described therein. Within [***] days of receipt of each Rolling Forecast, Supplier shall provide Purchaser with a written acceptance or rejection of the Binding Forecast, acceptance being considered a binding commitment upon Supplier to produce and deliver such quantities on the delivery dates described therein. In addition, within [***] days of receipt of each Rolling Forecast, Supplier shall provide Purchaser with a written acceptance or rejection of the “Rolling Forecast” and if accepted, accordingly plan to allocate its capacity to Manufacture API for Purchaser for the entire [***] period, including the aforementioned Binding Forecast.  If Supplier is unable to accept the Rolling Forecast due to inability to meet an increase in demand relative to previous forecasts, Supplier shall provide written notice of the quantities it is capable

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

of Manufacturing in such timeframe, and the Parties shall mutually agree on the quantities to be ordered and Manufactured.  For the avoidance of doubt, Supplier shall at a minimum meet the quantities provided in previously accepted Rolling Forecast.

5.3          [***] API Supply Forecast.  For capacity planning purposes, but no later than [***] months in advance of the anticipated date of approval by a Regulatory Authority, Purchaser shall provide Supplier with a written forecast of Purchaser’s estimated annual requirements of API for [***] Calendar Years.  Thereafter, by September 1st of each Calendar Year Purchaser shall update such rolling [***] forecast of its requirements of API for the period commencing on January 1st of the next Calendar Year.  Upon receipt of each rolling [***] estimate, Supplier shall within [***] days, provide Purchaser with either a written acceptance of the estimate and accordingly plan to allocate its annual capacity to Manufacture API for Purchaser, or a written rejection, of the [***]-year forecast.  In the event Supplier rejects a [***]-year forecast, Supplier and Purchaser shall meet as soon as possible and no later than [***] days to discuss in good faith the quantities of API that Supplier could provide during each of the [***] Calendar Years covered by the forecast.  Any such amount shall be agreed to in writing.  Except as set forth in section 5.2 above, the [***] year forecast and any amounts agreed to shall be nonbinding on both Parties.

5.4          Purchase Orders. Purchaser shall submit each purchase order to Supplier at least [***]  days prior to the requested delivery date of the API. Each purchase order shall reference this Agreement and shall be governed exclusively by the terms contained herein.  In the event of conflict between the terms of this Agreement and the terms of a purchase order, this Agreement controls.

5.5          Purchase Order Acceptance.  Within [***] days after receipt of a purchase order issued in accordance with Section 5.4, Supplier shall confirm to Purchaser its acceptance of the purchase order, delivery date(s), and the quantity of API ordered.  Supplier may reject, in whole or in part, a purchase order only if it calls for the delivery of API for which sufficient quantities of API Starting Material have not been or will not be delivered by Purchaser or its designee in accordance with Section 4.1 or not in agreement with the Binding Forecast.

5.6          Additional Quantities.  Should Purchaser order quantities of API in excess of the latest Rolling and Binding Forecast, Supplier shall use Commercially Reasonable Efforts to fill such orders, but in no event shall Supplier be deemed in breach of this Agreement for failure to accept such excess orders.

5.7          Materials.  In accordance with the [***] month Binding Forecast, Supplier shall plan for, obtain, and release all non-Purchaser supplied Materials needed for Manufacturing of the API.

5.8          Minimum Supply. Subject to successful validation of the API Manufacturing process by Supplier, and subject to Purchaser receiving FDA Regulatory Approval for the Finished Drug Product, Purchaser shall purchase no less than [***] percent ([***]%) of its total purchases of API from Supplier for the three (3) year period commencing on the date of FDA Regulatory Approval of the Finished Drug Product.  The Parties understand and agree that API purchased by

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Purchaser for qualifying and validating secondary API Manufacturers is not subject to the terms of this Section 5.8.

ARTICLE 6  PAYMENT

6.1          Payment. Purchaser shall pay for API in the amounts specified in Exhibit B, subject to any adjustments made in accordance with the terms of this Agreement. All pricing, payments, credits, allowances or other monetary adjustments under this Agreement shall be in U.S. Dollars.

6.2          Price Increases.  On an annual basis, no less than thirty (30) days before the anniversary date of this Agreement, the Supplier may reevaluate and increase the price of API to account for any increase in Manufacturing costs, due to increased cost of non-Purchaser-supplied Materials, to applicable law or regulation, including, but not limited to CGMP, or due to changes in Specifications.  Supplier will provide Purchaser with written notice of any such costs.  Such increases shall not exceed the lower of:  (i) the annual percentage increase for the most recent twelve (12) month period for which figures are available in the Product Price Index, Pharmaceutical Preparations, Ethical (Prescription), commodity code PCU325412, issued by the Bureau of Labor Statistics, U.S. Department of Labor, or (ii) [***] percent ([***]%). However, if there is a significant change in the cost of Materials that causes the cost of goods to increase beyond the lower of the (i) the annual percentage increase for the most recent twelve (12) month period for which figures are available in the Product Price Index, Pharmaceutical Preparations, Ethical (Prescription), commodity code PCU325412, issued by the Bureau of Labor Statistics, U.S. Department of Labor, or (ii) [***] percent ([***]%), then the Parties agree to [***].

6.3          Cost Reduction Opportunities.  Supplier shall use Commercially Reasonable Efforts to identify opportunities to reduce the cost of Manufacturing the API, and shall notify Purchaser of such cost reduction opportunities.  Purchaser and Supplier agree to discuss and pursue such opportunities, if appropriate.  Any cost savings realized from the cost reduction program shall be shared in proportion to each Parties financial contribution to such program’s development and implementation costs.

6.4          Payment Terms.  All due and undisputed payments shall be made to Supplier within [***] days of receipt of invoice to the address specified on the front of the invoice provided by Purchaser.  All past due and undisputed amounts shall incur interest at the rate of [***] per month.

6.5          Taxes. Purchaser shall pay any and all taxes (other than taxes based upon Supplier’s income), duties, assessments and other charges and expenses imposed by any Governmental Authority in connection with delivery of the API and the other services provided to Purchaser and payments made by Purchaser under this Agreement.

6.6          Payment Disputes.  All billing and payment disputes between the Parties shall be resolved in accordance with the dispute resolution procedures in Section 15.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 7  EARLY TERMINATION

7.1          Termination.

(a)                 Termination of Development Project. Either Party wishing to terminate the Development Project shall request in writing a pre-termination consultation with the other Party to review potential concerns and to make Commercially Reasonable Efforts to continue with this Agreement.  Upon thirty (30) days following said consultation, either Party may terminate the Development Project upon thirty (30) days prior written notice to the other Party if the terminating Party determines in good faith that the Development Project is not feasible using Commercially Reasonable Efforts. If the Development Project is terminated, Supplier shall advise Purchaser of Supplier’s actual development costs on the Development Project incurred prior to such termination.  Purchaser shall pay Supplier for all reasonable and documented development costs incurred to the date the termination notice is received; not to exceed the total fees set forth in Exhibit H which were incurred as of the termination date of the Development Project (as finally agreed by the Parties).  This termination right shall lapse and become void upon successful completion of the Development Project.

(b)                 Default.  If either Party commits a material breach of the Agreement, the other Party may, without prejudice to any other right or remedy, and after giving the breaching Party thirty (30) days’ written notice of the breach, terminate the Agreement.  This Agreement shall not be so terminated if the breaching Party has cured the breach or submitted a plan for curing the breach reasonably acceptable to the other non-breaching Party within such thirty (30) day period.  After the non-breaching party’s notice of breach, if the breaching Party fails to cure the breach as set forth in the aforementioned plan in accordance with the deadlines set forth therein, the non-breaching Party may terminate this Agreement without further notice.

(c)                 Other Termination Provisions.  Notice of termination can also be given as provided in Section 7.1(b) by Supplier if Purchaser or by Purchaser if Supplier:

(i)            admits in writing that it is unable to pay its debts as they become due;

(ii)           starts a proceeding, or indicates its acquiescence to a proceeding started by another, relating to it under any bankruptcy, reorganization, rearrangement, insolvency, readjustment of debt, dissolution, liquidation or similar law;

(iii)          makes an assignment for the benefit of creditors;

(iv)          consents to the appointment of a receiver, trustee or liquidator for a substantial part of its property;

(v)           files, or has filed against it, a petition in bankruptcy, reorganization, rearrangement or insolvency which, if filed against it, is not dissolved or dismissed within ninety (90) days after filing; or

(vi)          has entered against it an order by a court of competent jurisdiction appointing a receiver, trustee or liquidator for it or a substantial part of its property, or approving

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its dissolution or termination, and if not consented to or acquiesced in by such Party, such order is not vacated or set aside or stayed within ninety (90) days.

(d)                 Other Reason for Termination - Purchaser. Purchaser shall have the right to terminate this Agreement.

(i)            upon ninety (90) days written notice if a Regulatory Authority withdraws Regulatory Approval in the United States;

(ii)           with immediate effect if Supplier has not corrected or established a mutually agreed upon remediation plan for results which have been reasonably identified as being critical from a Purchaser audit or an inspection by a Regulatory Authority within ninety (90) days from receipt of such audit or inspection report;

7.2          Termination Without Cause.  Purchaser may terminate this Agreement at any time without cause upon two (2) years prior written notice to Supplier; provided, however, that Purchaser shall not provide such notice of termination without cause prior to three (3) years after the Effective Date.  Supplier may terminate this Agreement at any time without cause upon three (3) years’ prior written notice to Purchaser; provided, however that Supplier shall not provide such notice of termination without cause prior to two (2) years after the Effective Date.

7.3          Effects of Termination. Upon expiration and termination of this Agreement the following obligations apply:

(i)            Purchase orders. Supplier shall deliver any API ordered by the Purchaser prior to the effective date of termination but not yet delivered, and (ii) Supplier shall prepare and submit to Purchaser an invoice for (A) all API delivered by Supplier to Purchaser, including API delivered pursuant to clause (i) of this Section 7.3, which at the time of the effective date of termination were not paid for by Purchaser, and (B) all raw Materials and intermediate materials accumulated to meet Purchaser’s Binding Forecast.  Purchaser shall within forty-five (45) days following receipt of the invoice referred to in subclause (ii) of this Section 7.3(i) pay the full amount of such invoice and all other undisputed sums owed to Supplier.  Notwithstanding the foregoing, if Supplier has terminated the Agreement as a result of non-payment by the Purchaser and such non-payment is not in relation to disputed amounts, Supplier shall not be required to deliver any additional API to Purchaser unless Purchaser delivers payment for the API prior to delivery.

(ii)           Confidential Information. Supplier shall immediately return or hand-over to Purchaser and refrain from using any of Purchaser’s Confidential Information.

(iii)          Manufacturing Transfer. Upon Purchaser’s request Supplier shall provide reasonable assistance (other than financial) for the transfer of Manufacturing to Purchaser or any nominee after the date of notice of termination of the Agreement including provision of a license for any Know-How (owned or controlled by Supplier or its Affiliate) reasonably necessary to transfer the Manufacturing process to a site designated by Purchaser or its designee to continue Manufacturing the API.  Purchaser will reimburse Supplier for reasonable internal costs associated with the Manufacturing transfer.  Notwithstanding anything express or implied to the

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contrary herein, transfer of Manufacturing under this Section shall not include Supplier’s Proprietary Technology, as defined in Section 14 of this Agreement.

7.4          Survival. In the event of any termination or expiration of this Agreement, each of the provisions of ARTICLES 2.3, 7.3, 8.1 d, 8.5, 8.7, 9, 10, 11, 12, 13, 14, 15.3, 15.4, 15.8., 15.9, 15.11., 15.13 and other terms that by their nature are intended to survive, shall survive the termination or expiration of this Agreement and continue to be enforceable.

ARTICLE 8  COMPLIANCE

8.1          Compliance.

(a)                 In the performance of Manufacturing API under this Agreement, Supplier shall (i) comply in all material respects with all Applicable Laws, requirements, regulations, guidelines, licenses and directives in all relevant markets, including CGMPs ii) Manufacture the API according to the API Specifications, approved procedure and the QA, and (iii) obtain and comply with all Regulatory Approvals that are necessary for Supplier to perform its obligations hereunder.

(b)                 Purchaser shall be responsible for obtaining and complying with all Regulatory Approvals and complying with all regulation relating to (i) the content of all Finished Drug Product packaging, labeling, consumer instructions and consumer warnings relating to the API, (ii) the handling, storage, transportation and distribution of the API once placed in the custody of Purchaser in accordance with Section 3.5, (iii) advertising, marketing, sale, donation or other transfer of the API to consumers, (iv) import and export of the API, and (v) all other use, transfer or disposal of the API.

(c)                 The obligations in Sections 8.1(a) and 8.1(b) above shall extend to and include all regulations that are effective on or become effective after the Effective Date within the timeframes required by such regulations or applicable Regulatory Authority.

(d)                 Supplier shall perform all work as part of the contractual relationship with Purchaser in a manner consistent with all Applicable Laws and regulations in all material respects including all applicable anti-bribery and antitrust laws. Supplier has not made or provided, and will not make or provide, any payment or benefit, directly or indirectly, to government officials, customers, business partners, healthcare professionals or any other person in order to secure an improper benefit or unfair business advantage, affect private or official decision-making, affect prescription behavior, or induce someone to breach professional duties or standards.  Supplier will immediately report to Purchaser in writing any detected violation of the above principles in connection with Purchaser’s business and, in such cases, will cooperate fully with Purchaser or its designee in reviewing the matter.

(e)                 In the event that Purchaser reasonably believes, in good faith, that Supplier has violated any of the principles described in Section 8.1 (d); notwithstanding anything to the contrary contained in this Agreement, Purchaser shall have the unilateral right to terminate the contractual relationship with immediate effect.

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8.2          Inspection by Purchaser.

(a)           Inspection by Purchaser.  Purchaser shall have the right to conduct GMP audits once per year and anytime for cause per the QA upon reasonable advanced notice and provided that such inspection or audit does not reasonably interfere with the conduct of business at the Supplier. Purchaser shall have the right to bring any reasonable third-party including BCC and any of its Affiliates to assist in the audit or outsource the audit. Supplier shall use its Commercially Reasonable Efforts to accommodate any reasonable request made by Purchaser to inspect such facilities records.  Supplier shall respond in writing to Purchaser regarding any material items of concern identified by Purchaser during such inspections or audits per the QA. When requested by Purchaser, Supplier will exercise Commercially Reasonable Efforts to assist Purchaser in accessing the facilities of third parties to inspect those facilities at Purchaser’s cost.

(b)           Person-in-the-Plant.  Upon Purchaser’s reasonable written request, Supplier will permit up to three (3) employees or consultants, of Purchaser or BCC (“Person-in-the-Plant”) to have reasonable access to the Facility to observe and consult with Supplier during active Manufacturing of the API. During such visits, Purchaser personnel will abide by all Supplier policies regarding Persons-in-the-Plant. Purchaser will provide Supplier with sufficient advance notice of any requests for such Persons-in-the-Plant visits that Supplier may make appropriate arrangements.

8.3          Regulatory Authority Inspections and Interactions.

(a)           Facility Inspections by Regulatory Authorities.  During Supplier’s normal business hours, Supplier will allow any Regulatory Authority to inspect the Facilities of Supplier to review required documentation.  Supplier shall notify Purchaser of the initiation of any regulatory agency CGMP inspection of the Manufacturing or packaging facilities utilized to produce the API per the QA. To the extent permitted by Regulatory Authorities’ practices, Supplier will allow Purchaser to be present at the Facility during such an audit or inspection related to API Manufacturing.  Supplier will share with Purchaser copies of redacted (as appropriate) regulatory inspection documents per the QA.

(b)           Regulatory Interactions.  Unless required by Applicable Law or a Regulatory Authority, Supplier shall have no contacts or communication with any Regulatory Authority regarding the API without the consent of Purchaser, which consent shall not be unreasonably withheld or delayed. Supplier shall comply with all reasonable requests and comments by Purchaser with respect to all contacts and communications with a Regulatory Authority relating to the API as stated in the QA.  Supplier must make available to Purchaser any data and/or information, including samples, required to ensure Purchaser’s compliance with its regulatory filings (such determinations to be made by Purchaser) at Purchaser’s cost. Purchaser reserves the right to submit such data to Regulatory Authorities as required to maintain compliance with its regulatory filings.

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8.4          Regulatory Filings

(a)           Purchaser shall be responsible for all regulatory filings for the API and the Finished Drug Product.  All information, documents and updates with regard to the processing of API which are in the possession of Supplier and required by any Regulatory Authority shall, as reasonably requested by Purchaser in connection with such filings, be provided by Supplier, at Purchaser’s cost, in a timely manner, to the Regulatory Authority, or, if needed in connection with a regulatory filing of Purchaser, shall be provided directly to Purchaser.  Supplier shall promptly respond to all inquiries and inspections by any such Regulatory Authority in connection with regulatory submissions of Purchaser directly related to API.  Supplier shall bill Purchaser on a time and materials basis for Supplier’s work and costs incurred in connection with Supplier’s activities under this Section 8.4.

(b)           Purchaser shall provide, and Supplier shall review those portions of Purchaser’s proposed regulatory submissions relating to Supplier’s Manufacturing procedures before the submissions are filed with relevant Regulatory Authorities.  Supplier shall promptly complete its review of any English-language submissions per the QA. Supplier shall provide Purchaser with cost estimates for reviewing regulatory submissions.  If Purchaser approves such costs in writing, Purchaser shall reimburse Supplier for such activities.

(c)           Supplier shall consult with and assist Purchaser in responding to questions from Regulatory Authorities regarding Purchaser’s submission(s) for the API, provided that Purchaser shall have the final control over such submissions.  Supplier shall provide Purchaser with cost estimates for any additional review and consultation as may be required by Regulatory Authorities.  If Purchaser approves such costs in writing, Purchaser shall reimburse Supplier for such activities.

8.5          Recalls.    Purchaser shall promptly inform Supplier per the QA of any decision that any Finished Drug Product containing the API supplied to Purchaser by Supplier under this Agreement will be recalled due to a potential issue with the API. Purchaser is responsible for the traceability of each batch once the batch is delivered by Supplier to Purchaser or Purchaser’s designee. If Supplier becomes aware of any condition that may result in a Finished Drug Product recall, Supplier shall notify Purchaser promptly as specified in the QA.  The final decision to proceed with a recall shall be made by the Purchaser.  In the event of any recall of the Finished Drug Product containing the API supplied by Supplier to Purchaser under this Agreement, Supplier shall provide Purchaser with such assistance in connection with such recall with regard to Supplier’s services as may reasonably be requested by Purchaser, at Purchaser’s cost. Not withstanding the foregoing, Supplier shall be financially responsible for the direct costs of any recall caused by its failure to supply API as required by this Agreement subject to the limitations described in Section 12.3 below. Purchaser will use Commercially Reasonable Efforts to mitigate the costs, expenses and other damages relating to any such recall.

8.6          API Deviations after Release and Complaints.  Deviations after release and Complaints related to API quality Defects for API supplied under this Agreement will be fully investigated by Supplier, and an investigation report will be prepared and sent to Purchaser per the QA. Supplier will take appropriate measures to correct the cause of the Defect going forward and assure effectiveness of the corrective action.

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8.7          Regulatory Approvals.  Each Party shall provide all documents or information reasonably requested by the other Party to support the other Party’s efforts to obtain, maintain, or defend Regulatory Approvals related to the API as required above. Related costs and fees shall be borne by Purchaser.

8.8          Change Management.

(a)                 During the Term, if Supplier or Purchaser wishes to or is required by a Regulatory Authority to make a change to: (i) the API or API Specifications; (ii) the Manufacturing process for the API; or (iii) any other change that would require a Regulatory Approval or notification in any country in which the API is sold (each a “Manufacturing Change”), it shall submit to the other Party in writing details of the requested Manufacturing Change. If Supplier is the requesting Party, such proposed change shall require the written approval by Purchaser prior to such implementation as described in the QA.

(b)                 Changes Required by Regulatory Authority or CGMP.  For Manufacturing Changes that are required by applicable regulations, including any requirement of a Regulatory Authority (“Required Changes”), the Parties shall use Commercially Reasonable Efforts to making such Required Changes promptly.  If the Required Change is required only for the API, the costs of implementing such Required Change shall be borne by the Purchaser. At the time of such implementation, such Required Change shall become part of the Specification and/or the Master Batch Record. It is also agreed that any regulatory filings incident to any such Required Change shall be the sole responsibility of the Purchaser.

(c)                 Supplier Proposed Changes.  If Supplier wishes to make a Manufacturing Change that is not a Required Change (a “Discretionary Change”), the Parties shall discuss such Discretionary Change and unless Supplier can demonstrate that the Discretionary Change will not have an adverse impact on the API, Supplier shall not be entitled to make such Discretionary Change.  As required by the QA, any change must require prior written approval by the Purchaser.  Should the Discretionary Change be approved by the Purchaser, Supplier shall bear all the costs of its implementation.

(d)                 Purchaser Proposed Changes.  If Purchaser wishes to make a Discretionary Change, the Parties shall discuss such Discretionary Change and, unless Supplier has a reasonable objection, subject to the Parties agreeing upon reasonable timelines and procedures for implementing such Discretionary Change, Supplier shall implement such Discretionary Change.  Unless otherwise agreed by the Parties, Purchaser shall bear all the costs incurred by Supplier in connection with the implementation of a Discretionary Change requested by Purchaser.  Any costs attributable to a Discretionary Change requested by Purchaser and requiring implementation by Supplier in advance of Purchaser obtaining a Regulatory Approval shall be borne by Purchaser regardless of whether Purchaser is successful in obtaining the corresponding Regulatory Approval.  Payment for such costs shall be made by Purchaser within forty five (45) days of receipt of an invoice therefore, together with reasonably detailed supporting documentation of such costs; payment for any capital equipment costs related to such change shall be made in advance.

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(e)                 Changes in API Starting Material Specification. In the event Purchaser proposes to make any change to the API Starting Material Specifications, Purchaser shall notify Supplier, describing the nature of the change. Supplier shall provide an assessment as described in the QA. Purchaser shall pay Supplier’s cost associated with review of the proposed change and for the cost of making any resulting changes to the Master Batch Record or API Specifications and for the cost of any additional release testing required for the API Starting Material.

(f)            Costs.  Except for changes made under Section 8.8(c), Purchaser shall reimburse Supplier for costs associated with reviewing proposed changes and making changes under this section.  If any change in the API Specifications, Master Batch Record or Materials, major equipment, processes, procedures, test methods, lab equipment or components used in the processing of API increases Supplier’s cost to process API, Supplier and Purchaser will make reasonable pricing adjustments if needed to reflect such changes.  Prior to implementing any such change, Supplier shall provide an estimate to Purchaser of the impact such change shall have on pricing.  New pricing shall be effective upon the written mutual agreement of the Parties and implementation of the applicable change.

ARTICLE 9  ACCEPTANCE AND REJECTION

9.1          Acceptance and Rejection. Within forty five (45) days following Purchaser receipt of all necessary API Batch Documentation, Purchaser must notify Supplier in writing if Purchaser rejects or requires an investigation of the API because Purchaser believes that the API does not comply with the API Specifications and/or the regulations, or was not Manufactured in accordance with the applicable requirements of the QA. Such written notice shall include a report detailing the reasons for rejection or rationale for requesting an investigation. Subject to Section 9.2 below, unless Purchaser notifies Supplier within such forty five (45) day period, Purchaser shall be deemed to have accepted the API as meeting API Specifications, the regulations and the applicable requirements of the QA subject to the delivery terms of section 3.5 above.

9.2          Noncompliance.  If any noncompliance with the API Specifications, the regulations or the applicable requirements of the QA could have been discovered by reviewing Batch Documentation with reasonable and customary diligence within forty five (45) days, Purchaser may not reject the API as outlined in Section 9.1. If there is a latent Defect or noncompliance with the API Specifications, the regulations or the applicable requirements of the QA which were not discoverable by reviewing the Batch Documentation with reasonable diligence within forty five (45) days, Purchaser may notify Supplier of its rejection or need for investigation within five (5) Business Days of discovery of the latent Defect or noncompliance, so long as such notice is within the shelf life applicable to that API. Such written notice shall include a report detailing the specific reasons for rejection or rationale for requesting an investigation. Notwithstanding anything express or implied to the contrary herein, no rejection of API shall be permitted in the event the failure to comply with Specifications or the QA was caused by a Defect in API Starting Material or that cannot be shown by Purchaser to have been present at the time the API is available to be delivered to Purchaser.  In addition, no rejection of API associated with failure of stability shall be permitted in the event that the API batch passes Specifications at the time of release and was Manufactured in accordance with the requirements of this Agreement.

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9.3          Rejection Procedure.  If Purchaser rejects all or part of any shipment of API pursuant to Section 9.1 or Section 9.2, then, unless Supplier informs Purchaser to the contrary in writing within thirty (30) days after receipt of Purchaser’s written rejection notice, Supplier will be deemed to have accepted the above-mentioned rejection.

(a)                 If Supplier accepts Purchaser’s rejection, Supplier shall, at Purchaser’s option, either (i) utilize Commercially Reasonable Efforts to supply replacement API at no additional charge within sixty (60) days after receipt of Purchaser’s rejection notice or (ii) credit or refund to Purchaser the cost paid to Supplier by Purchaser for such non-conforming API, or, if the invoice has not been paid, cancel the invoice.  In either case, such non-conforming API shall be disposed of at Supplier’s reasonable out-of-pocket costs.  Supplier shall be responsible for all costs associated with the Manufacture and rejection of the rejected API.

(b)                 Within thirty (30) days of Purchaser’s written rejection notice, Supplier shall notify Purchaser in writing of its assessment as to whether Supplier agrees with Purchaser’s rejection of the API for a reason not related to API Starting Material.  If Supplier agrees with Purchaser that the API did not comply with the API Specifications, the regulations, or the QA, such notice must also include a timeline for any corrective and/or preventive action which must be taken by Supplier to meet all of its obligations under this Agreement and the QA.

(c)                 If Supplier does not accept Purchaser’s rejection, and there is a dispute as to whether all or a portion, of any shipment of API is non-compliant pursuant to Section 9.1 and 9.2, such dispute shall be resolved by having an independent, mutually acceptable, qualified third party (the “Independent Expert”) to review the dispute. The Independent Expert shall be chosen by the Parties. In the event the Parties can’t identify a mutually acceptable Independent Expert, an Independent Expert will be chosen by the CPR Institute Dispute Resolution using its neutral selection services. The findings of such Independent Expert shall be final and conclusively binding on the Parties except in cases of gross or manifest error. Supplier will provide all necessary information and samples at its cost to the Independent Expert.

(d)                 If the Independent Expert rules in favor of the Purchaser and determines that the API is non-compliant pursuant to Section 9.1 and 9.2, then Section 9.3(a) shall apply.  If the Independent Expert rules in favor of the Supplier, (i) Purchaser shall bear Supplier’s reasonable costs incurred in performing any tests or research required relating to the dispute and in supplying to the Independent Expert all necessary information and samples and (ii) Purchaser shall remit payment for the respective API to Supplier within thirty (30) days of such ruling provided that payment has not already been made to Supplier. The Party against whose position the Independent Expert rules shall bear any documented, reasonable out-of-pocket costs relating to the Independent Expert incurred by the other Party.  During the time any dispute under Section 9.3(c) is pending resolution, Purchaser shall not be obligated to pay any invoice for the API that is the subject of the dispute and no interest on such payment will accrue under Section 6.4.

ARTICLE 10  CONFIDENTIALITY

10.1        Confidentiality Obligations.  All Confidential Information provided by one Party to the other Party in connection with this Agreement shall be maintained in strict confidence by the

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receiving Party.  Such Confidential Information shall remain the property of the providing Party, and the receiving Party shall not make use of any such Confidential Information except for the purposes for which it was provided. At the termination or expiration of this Agreement, at the other Party’s request, the receiving Party shall return within 30 days of receipt of a written request from the disclosing Party any of the Confidential Information received from the disclosing Party, or, at the disclosing Party’s option, destroy and certify in writing that it has destroyed such Confidential Information including any copies thereof and any compilations, analyses, studies or other notes derived from the Confidential Information, provided that receiving Party may retain one copy of such compilations, analyses, studies or other notes prepared by the receiving Party which contain or otherwise reflect the Confidential Information to the extent required by Applicable Law. The return, retention or destruction will not affect receiving Party`s obligation to observe the confidentiality and non-use restrictions in respect of the Confidential Information set out in this agreement.  The provisions of this Section 10 shall not apply to copies of electronically exchanged Confidential Information made as a matter of routine information technology backup.

(a)   Each Party agrees to keep confidential the existence of this Agreement, as well as all of its terms and conditions. Furthermore each Party may disclose Confidential Information to the extent that such disclosure is reasonably necessary to comply with Applicable Law, rule, regulation, court order, subpoena, interrogatory or other discovery request (including without limitation applicable securities laws or stock exchange regulations), provided, however, that it shall, to the extent reasonably possible, give reasonable advance written notice to the disclosing Party and, at the disclosing Party’s request, shall cooperate with the disclosing Party to seek a protective order or other appropriate remedy. The receiving Party will use its reasonable efforts to secure confidential treatment of any Confidential Information that will be disclosed.

10.2        Exceptions. The foregoing restrictions on use and disclosure will not apply to any of the Confidential Information which: (a) at the time of receipt by the receiving Party is available to the public; or (b) becomes public knowledge other than by an act or omission on the part of the receiving Party; or (c) which the receiving Party can prove was known to it (or an Affiliate) before the date of its disclosure to the receiving Party by the disclosing Party; or (d) is legally acquired by the receiving Party from a third party not bound to the disclosing Party by any express or implied obligation of secrecy known to the receiving Party; (e) the receiving Party can prove was developed independently by it (or by an Affiliate) without reference to or use of the Confidential Information or (f) where Purchaser is the receiving Party and it discloses information to any licensee which obtains the license from Purchaser for a product in which the API is used.

10.3        Term of Obligations.  This ARTICLE 10 shall survive termination of this Agreement for a period of five (5) years.

10.4        Remedies.  Each Party acknowledges that the other Party as well as third party beneficiary BCC could be irreparably harmed by any breach of this ARTICLE 10 and agrees, on its own behalf and on behalf of its Affiliates, that the limitations set forth in this ARTICLE 10 are reasonable and properly required for the adequate protection of Purchaser, Supplier and BCC.  Each Party further acknowledge and agrees, on its own behalf and on behalf of its Affiliates, that the remedy at law for any breach or threatened breach by them of the agreements

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contained in this ARTICLE 10 may be inadequate and agrees that the other Party or BCC, in the event of such breach or threatened breach, in addition to all other remedies available for such breach or threatened breach (including a recovery of damages), may seek a preliminary or permanent injunctive relief.

ARTICLE 11  WARRANTIES AND COVENANTS

11.1        Representations and Warranties of Supplier.

(a)                 Supplier hereby represents, warrants, and covenants that all API Manufactured and supplied to Purchaser at the time of delivery shall:

(i)            not be adulterated or misbranded within the meaning of the Act or any similar Applicable Law which are substantially the same as those contained in the Act, as the Act and such laws are constituted and effective at the time of delivery and will not be an article which may not under the provisions of Sections 404 and 505 of the Act be introduced into interstate commerce or similar Applicable Law;

(ii)           be free from Defects;

(iii)          be free and clear of any security interest, lien or other encumbrance;

(iv)          comply with the API Specifications;

(v)           be Manufactured and packaged in compliance with CGMP, QA, and all Applicable Laws, including those relating to the environment, food or drugs and occupational health and safety, including, without limitation, those enforced or promulgated by the FDA, the EMA and the HPFB; and

(vi)          have the minimum re-test period identified on Exhibit A for such API provided that the re-test period is supported by valid stability data, provided however that if such API is being stored outside of Supplier’s facilities, Purchaser provides adequate evidence to Supplier that API has been stored in accordance with the appropriate storage conditions; and

(vii)         have been Manufactured, packaged, handled and stored in accordance with the CGMP and the QA.

(b)                 In addition to the forgoing, Supplier hereby represents and warrants to Purchaser that:

(i)            Organization.  Supplier is duly organized, validly existing and to the extent such concept is applicable in a jurisdiction, is in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business and, to the extent such a concept is applicable in a jurisdiction, is in good standing in each jurisdiction where the nature of the activities conducted by it or the character of the property owned by it make such qualification necessary except for those jurisdictions where the failure to qualify would have no material adverse effect on Supplier.

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(ii)           Power and Authorization.  The execution, delivery and performance by Supplier of this Agreement are within the power and authority of Supplier and have been duly authorized by all necessary corporate action on the part of Supplier and any such Affiliate.  This Agreement to which Supplier is a party has been duly executed and delivered by Supplier or any Affiliate and is a legal, valid and binding obligation of Supplier and any such Affiliate, enforceable against Supplier and such Affiliates, as applicable, in accordance with its terms.

(iii)          Authorization of Governmental Authorities.  Except as required by Regulatory Authorities, such as the FDA from time to time, no action by (including any authorization, consent or approval), or in respect of, or filing with, any Governmental Authority is required for, or in connection with authorization, execution, delivery and performance by Supplier of this Agreement to which Supplier or any Affiliate is a party.

(iv)          Debarment.  Supplier warrants it will not use in any capacity the services of any person, including any firm or individual, that has been debarred or is subject to debarment under the Generic Drug Enforcement Act of 1992, amending the Act at 21 USC 335a(a) or (b).  Supplier will notify Purchaser promptly in the event any person providing services to Supplier under the scope of this Agreement is debarred or becomes subject to debarment. Supplier will inform Purchaser of any debarment or of the commencement of any debarment or like proceedings against Supplier immediately upon notice thereof.

(v)           Noncontravention.  Neither the execution, delivery and performance by Supplier or any Affiliate of this Agreement will:

(A)          violate any material Legal Requirement applicable to Supplier or any Affiliate;

(B)          result in a material breach or violation of, or default under, any contractual obligation of Supplier;

(C)          require any conflicting action by (including any authorization, consent or approval) or in respect of (including notice to), any Person under any material contractual obligation of Supplier;

(D)          result in a breach or violation of, or default under, the material organizational documents of Supplier.

(vi)          Supplier’s performance of its obligations under this Agreement will not result in a material violation or breach of any agreement, contract, commitment or obligation to which Supplier is a party or by which it is bound and will not conflict with or constitute a default under its corporate charter or bylaws

11.2        Representations and Warranties of Purchaser

(a)                 Purchaser hereby represents, warrants, and covenants to Supplier that:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i)            the API Starting Material delivered to Supplier pursuant to this Agreement shall, at the time of delivery, comply with API Starting Material Specifications, be fit for the purpose of Manufacturing API to Specification, not be adulterated or misbranded within the meaning of the Act or any similar Applicable Law which are substantially the same as those contained in the Act, as the Act and such laws are constituted and effective at the time of delivery and will not be an article which may not under the provisions of Sections 505 of the Act be introduced into interstate commerce;

(ii)           all Specifications and relevant Manufacturing changes Purchaser provides to Supplier shall conform to the applicable NDA and MAA that Purchaser or BCC or its Affiliate files with the relevant Regulatory Authorities;

(iii)          the process for Manufacturing API as provided by Purchaser shall be fit for the purpose for the Manufacture of API conforming to Specifications and the QA;

(b)                 Additionally, Purchaser hereby represents and warrants to Supplier that:

(i)            Organization.  Purchaser is duly organized, validly existing and to the extent such concept is applicable in a jurisdiction, is in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business and, to the extent such a concept is applicable in a jurisdiction, is in good standing in each jurisdiction where the nature of the activities conducted by it or the character of the property owned by it make such qualification necessary except for those jurisdictions where the failure to qualify would have no material adverse effect on Purchaser.

(ii)           Power and Authorization.  The execution, delivery and performance by Purchaser of this Agreement are within the power and authority of Purchaser and have been duly authorized by all necessary corporate action on the part of Purchaser and any such Affiliate.  This Agreement to which Purchaser is a party has been duly executed and delivered by Purchaser or any Affiliate and is a legal, valid and binding obligation of Purchaser and any such Affiliate, enforceable against Purchaser and such Affiliates, as applicable, in accordance with its terms.

(iii)          Noncontravention.  Neither the execution, delivery and performance by Purchaser or any Affiliate of this Agreement will:

(A)          violate any material Legal Requirement applicable to Purchaser or any Affiliate;

(B)          result in a material breach or violation of, or default under, any contractual obligation of Purchaser;

(C)          require any conflicting action by (including any authorization, consent or approval) or in respect of (including notice to), any Person under any material contractual obligation of Purchaser;

(D)          result in a breach or violation of, or default under, the material organizational documents of Purchaser.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iv)          Purchaser’s performance of its obligations under this Agreement will not result in a material violation or breach of any agreement, contract, commitment or obligation to which Purchaser is a party or by which it is bound and will not conflict with or constitute a default under its corporate charter or bylaws

(v)           Purchaser will comply with the regulations of the U.S. Office of Foreign Assets Control (OFAC) in connection with the use, sale and distribution of API and Finished Drug Product.

11.3        DISCLAIMER.   EACH PARTY MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OTHER THAN THOSE EXPRESSLY MADE IN THIS AGREEMENT.  ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY DISCLAIMED.

ARTICLE 12  INDEMNITIES AND DAMAGES.

12.1       Indemnification by Supplier.  Supplier herby agrees to indemnify, defend and hold harmless Purchaser, its Affiliates and their officers, directors, managers and employees from and against all claims, causes of action, suits, demands, damages, costs and expenses (including legal expenses and attorney’s fees), losses or liabilities of any kind related to this Agreement and asserted by third parties to the extent such arise out of or are attributable to, resulting from or relating to, directly or indirectly:  (a) Supplier’s breach of any representation,  warranty, covenant or  other obligations of Supplier under this Agreement; (b) any recall described in section 8.5, subject to the rights and limitations therein; (c) bodily injury and/or death or any damage to property, to the extent caused by a Manufacturing Defect in any API Manufactured by Supplier, such Defect including but not limited to non conformance to API Specifications, regulations or the terms of the QA; (d) any violation of any proprietary right of any third party relating to Supplier’s Manufacturing processes used in the Manufacture of API pursuant to this Agreement (except to the extent such process has been specified by Purchaser); or (e) any negligent, or wrongful act or omission on the part of Supplier, its employees, agents or subcontractors and which relate to Supplier’s performance or nonperformance hereunder.

12.2        Indemnification by Purchaser.  Purchaser shall indemnify, defend and hold harmless Supplier, its Affiliates and its and their officers, directors, managers and employees harmless from and against all claims, causes of action, suits, demands, damages, costs and expenses (including legal expenses and attorney’s fees), losses or liabilities of any kind related to this Agreement and asserted by third parties to the extent such arise out of or are attributable to:  (a) Purchaser’s breach of any representation or warranty set forth in Section 11.2; (b) any violation of any proprietary right of any third party relating to the API Specifications, Product Specifications, API, or Finished Drug Product, other than Supplier’s Proprietary Technology; (c) any bodily injury, death, physical harm, or product liability claim related to Finished Drug Product or any other product incorporating API (except to the extent arising from a latent Defect caused by the negligence, wrongful act or omission on the part of Supplier); and (d) any negligent or wrongful act or omission on the part of Purchaser, its employees, agents or representatives and which relate to Purchaser’s performance hereunder; (e) any claim made or suit brought in which the alleged harm arises from the packaging, storage, transport, sale,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

marketing, disposal, handling, possession, use or manufacture of a Finished Drug Product or any related material or compound by Purchaser (except to the extent arising from a latent Defect in the API caused by the negligence, wrongful act or omission on the part of Supplier).

(a)                 Procedure of Indemnification.  If either Party seeks indemnification from the other hereunder, it shall promptly give notice to the other Party of any such claim or suit threatened, made or filed against it which forms the basis for such claim of indemnification and shall cooperate fully with the other party in the investigation and defense of all such claims or suits.  The indemnifying party shall have the option to assume the other party’s defense in any such claim or suit with counsel reasonably satisfactory to the other party.  No settlement or compromise shall be binding on a party hereto without its prior written consent, such consent not to be unreasonably withheld.

12.3        Limitation of Liability.  EXCEPT WITH RESPECT TO A CLAIM MADE BY A THIRD PARTY, FRAUD OR CRIMINAL ACTS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY CLAIMS FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, BUSINESS INTERRUPTION, EXEMPLARY OR INDIRECT DAMAGES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT OR ACTIVITIES CONDUCTED HEREUNDER, WHETHER ARISING UNDER STATUTE, IN TORT, OR IN CONTRACT, INCLUDING WITHOUT LIMITATION, ANY LOST PROFITS.  UNDER NO CIRCUMSTANCES WILL SUPPLIER’S LIABILITY IN CONNECTION WITH THE PRODUCTS AND SERVICES PROVIDED HEREUNDER (INCLUDING, WITHOUT LIMITATION, PURSUANT TO SECTION 8.5, ABOVE) EXCEED THE TOTAL AMOUNTS PAID OR TO BE PAID UNDER THE SPECIFIC PURCHASE ORDER TO WHICH THE CLAIM RELATES.

12.4        Insurance. During the Term of this Agreement, Supplier and Purchaser shall each maintain appropriate insurance coverage for (1) product liability; (2) general liability; (3) workers’ compensation or foreign employer liability insurance; and (4) property insurance.  Purchaser agrees to, and is responsible for, maintaining adequate insurance to cover the Purchaser-supplied Materials and other Materials, while in transit or with Supplier.  All insurance amounts may be obtained by full, individual primary policy amount; a primary amount of less than minimum requirement enhanced by a blanket excess umbrella policy; or a combination of either.  The Parties shall provide a certificate of insurance upon request by the other.  The Parties shall provide each other with at least thirty (30) days prior written notice of any material change, cancellation or expiration of the above-required insurance.

ARTICLE 13  FORCE MAJEURE

13.1        Definition.  For the purpose of this Agreement, “Force Majeure” shall mean only (a) acts of God, acts of the public enemy, insurrections, riots, war, sabotage or natural disasters, (b) strike, work-stoppage or other labor dispute, and failure of suppliers, contractors or subcontractors; (c) explosions, fires, flood damage, or loss of electric power not resulting from the negligence of the Party invoking Force Majeure; (d) regulatory actions not attributable to any violation of Applicable Law on the part of Purchaser or Supplier, as the case may be, including

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

regulatory actions applicable to suppliers, contractors and subcontractors, any of (a), (b), (c) or (d) of which, in the case of Purchaser, prevents Purchaser from performing its obligations (other than the obligation to pay) under this Agreement, or, any of (a), (b), (c) or (d) of which, in the case of Supplier, prevents Supplier from performing its obligations under this Agreement; provided that nothing in clause (d) shall excuse Purchaser or Supplier from complying with regulations or excuse Purchaser or Supplier from remedying those matters which were capable of remedy by Purchaser or Supplier as appropriate through the application of Commercially Reasonable Efforts prior to the occurrence of the events identified in clause (d).

13.2        Invoking Force Majeure.  Notwithstanding anything in this Agreement to the contrary, except ARTICLE 10, the Party experiencing the Force Majeure shall be excused from the performance of each of its obligations under this Agreement upon a Force Majeure, but only to the extent performance of any such obligation is necessarily prevented, hindered or delayed thereby and only during the continuance of any such Force Majeure, and shall have no liability for damages to the extent arising from non-performance of any obligation excused by a Force Majeure. The Party suffering such Force Majeure shall invoke this provision by promptly notifying the other Party in writing of the nature and estimated duration of the suspension period, as well as the extent to which it will be unable to fulfill its obligations under this Agreement.  Each Party shall be relieved of performance of its obligations under this Agreement during the time when it is prevented from performing by the failure of the other Party to perform its obligations or because of any event of Force Majeure.

13.3        Termination on Force Majeure.  If, as a result of Force Majeure, Supplier is unable to Manufacture or supply the full amount of API ordered by Purchaser or which Purchaser would have ordered but for such circumstances, then if such circumstances continue or are reasonably likely to continue for more than one-hundred eighty (180) days, Purchaser may terminate this Agreement by providing written notice to Supplier in writing. If, as a result of Force Majeure, Purchaser does not meet its obligations under this Agreement, and if such circumstances continue for more than one-hundred eighty (180) days, Supplier may terminate this Agreement by providing written notice to Purchaser in writing.

ARTICLE 14  INTELLECTUAL PROPERTY RIGHTS

(a)                 Supplier’s Proprietary Rights.  Supplier has granted no license, express or implied, to Purchaser to use Supplier’s proprietary technology, Know-How or other proprietary rights:  (a) existing as of the Effective Date; (b) developed by or for Supplier on or after the Effective Date outside the scope of any project undertaken by Supplier pursuant to this Agreement (collectively, “Supplier’s Proprietary Technology”).

(b)                 Purchaser’s Proprietary Rights.  Purchaser has granted no license, express or implied, to Supplier to use Purchaser’s proprietary technology, Know-How or other proprietary rights other than for the purposes of performing Supplier’s obligations under this Agreement.  Purchaser shall be the sole owner of any proprietary technology, Know-How or other proprietary rights developed by Supplier specific to the API or Manufacturing pursuant to the services provided under this Agreement (“Project Inventions”) and Purchaser shall be entitled to apply for patent protection on such Project Inventions at Purchaser’s expense and risk.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i)            Supplier agrees to promptly disclose any and all Project Inventions to Purchaser. Supplier agrees to assist Purchaser, or its designee, at the Purchaser’s expense, in every proper way to secure the Purchaser’s rights in Project Inventions and any copyrights, patents, or other intellectual property rights relating to all Project Inventions in any and all countries, including the disclosure to the Purchaser of all pertinent information and data with respect to all Project Inventions, the execution of all applications, specifications, oaths, assignments and all other instruments that the Purchaser may deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Purchaser, its successors, assigns and nominees the sole and exclusive right, title and interest in and to all Project Inventions, and any copyrights, patents,  or other intellectual property rights relating to all Project Inventions. Supplier also agrees that Supplier’s obligation to execute or cause to be executed any such instrument or papers will continue after the termination of this Agreement.  It is understood and agreed that the Purchaser, or its designee, shall have the sole right, but not the obligation, to file, prosecute and maintain patent applications and patents worldwide with respect to Project Inventions.

Upon written request, Purchaser may grant to Supplier a non-exclusive, non-transferable, royalty-free license to practice any Project Inventions in areas that do not compete with Purchaser’s business. Purchaser, in its sole, reasonable discretion will determine whether the particular Project Invention competes with Purchaser’s business; provided such determination is not unreasonably delayed.

ARTICLE 15  MISCELLANEOUS

15.1        Succession and Assignment.  Subject to subsections (a) through (f) below, this Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, each of which such successors and permitted assigns will be deemed to be a Party hereto for all purposes hereof.

(a)                 No Party may assign, delegate or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties.

(b)                 Notwithstanding subsection (a) Purchaser upon providing Supplier written notice, may without the consent of Supplier, (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates, (ii) designate one or more of its Affiliates to perform its obligations hereunder, in each case, so long as the assigning Party is not relieved of any obligation or liability hereunder and so long as any such Affiliate remains such Party’s Affiliate; provided, however, that such Affiliate assignee(s) provide the other Parties with written acknowledgement of and agreement to the assigning Party’s obligations under the Agreement that were assigned to it.

(c)           Notwithstanding Subsection (a) each Party (or its permitted successive assignees or transferees hereunder), upon providing the other Parties prior written notice, may without limitation and without the consent of the other Parties, assign any or all of its rights and interests hereunder, or transfer this Agreement as a whole to a successor to all or substantially all of its business or assets whether by sale, merger, operation of law or otherwise if the assignee or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

transferee has agreed to be bound by the terms and conditions of this Agreement. so long as the assigning Party is not relieved of any liability hereunder.

15.2        Entire Agreement.  This Agreement, together with the Exhibits and Schedules hereto and any documents, instruments or certifications explicitly referred to herein, constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof, and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, with respect thereto.

15.3        Amendments and Waivers.  No amendment or waiver of any provision of the Agreement will be valid and binding unless it is in writing and signed, in the case of an amendment, by each of Purchaser and Supplier, or in the case of a waiver, by the Party against whom the waiver is to be effective.  No waiver by any Party of any breach or violation or, default under or inaccuracy in any representation, warranty or covenant hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation, default of, or inaccuracy in, any such representation, warranty, agreement or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.  No delay or omission on the part of any party in exercising any right, power or remedy under this Agreement will operate as a waiver thereof.

15.4        Notices.  All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided under the Agreement must be in writing and must be delivered, given or otherwise provided:

(a)   by hand (in which case, it will be effective upon delivery);

(b)   by facsimile (in which case, it will be effective upon receipt of confirmation of good transmission); or

(c)   by overnight delivery by a nationally recognized courier service (in which case, it will be effective on the Business Day after being deposited with such courier service);

in each case, to the address (or facsimile number) listed below:

If to Supplier, to it at:

Cambridge Major Labs, Inc.

W130N10497 Washington Drive

Germantown, WI 53022

Attn:  Legal Department

If to Purchaser, to it:

Kythera Biopharmaceuticals, Inc.

27200 West Agoura Road

Suite 200

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Calabasas, CA 91301

Attn:  Jeff Webster, SVP Operations

15.5        Independent Contractor. This Agreement does not create an employer-employee relationship between the Parties, and is not an agency, joint venture or partnership.  Neither Party shall have the authority to act for the other or to bind the other in any way, nor to sign the name or to represent that the other is in any way responsible for the acts or omissions of the other.  Supplier shall maintain its status as an independent contractor engaged in the selling of API to Purchaser.

15.6        Subcontractors.  Subject to Purchaser’s prior written consent, Supplier may subcontract any or all of the Manufacturing or storage activities assigned to it hereunder. Supplier agrees that any subcontract relationship will be evidenced by a written agreement obligating the subcontractor to terms and conditions consistent with this Agreement. Supplier shall remain fully responsible for complying with API Specification and regulations with respect to API delivered.  Supplier shall be permitted to share Purchaser’s Confidential Information with its permitted subcontractors provided such subcontractor has agreed to a confidentiality agreement consistent with ARTICLE 10.

15.7        Headings.             The headings contained in this Agreement are for convenience purposes only and will not in any way affect the meaning or interpretation hereof.

15.8        Construction.       The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  The Parties intend that each representation, warranty and covenant contained herein will have independent significance.  If any Party has breached or violated, or if there is an inaccuracy in, any representation, warranty, agreement or covenant contained herein in any respect, the fact that there exists another representation, warranty, agreement or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached or violated, or in respect of which there is not an inaccuracy, will not detract from or mitigate the fact that the Party has breached or violated, or there is an inaccuracy in, the first representation, warranty, agreement or covenant.    Ambiguities, if any, in the Agreement will not be construed against either Party, irrespective of which Party may be deemed to have authored the ambiguous provision.  Except as otherwise explicitly specified to the contrary, (a) references to a Section, Article, or Exhibit means a Section or Article of, or Exhibit to the Agreement, unless another agreement is specified, (b) the word “including” will be construed as “including without limitation,” (c) references to a particular statute or regulation include all rules and regulations there under and any predecessor or successor statute, rules or regulation, in each case as amended or otherwise modified from time to time, (d) words in the singular or plural form include the plural and singular form, respectively, (e) references to a particular person include such person’s successors and assigns to the extent not prohibited by the Agreement and (f) the words “shall” and “will” will have the same meaning.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.9        Governing Law.  Except as otherwise expressly provided for in this Agreement, this Agreement, the rights of the parties and all actions arising in whole or in part under or in connection with this Agreement or the negotiation or performance hereof, will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

15.10      Severability. Any term or provision of the Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  In the event that any provision hereof would, under Applicable Laws, be invalid or unenforceable in any respect, each Party hereto intends that such provision will be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, Applicable Laws.

15.11      Dispute Resolution

(a)                                 Dispute Resolution Mechanism.  The Parties agree that the procedures set forth in this Article  15  shall  be  the  exclusive  mechanism  for  resolving  any  dispute, controversy,  or claim between the Parties that may arise from time to time pursuant to this Agreement (collectively, “Disputes”).

(b)                                 Resolution by Chief Executives.  Except as otherwise provided in this Agreement, in the event of any Dispute, the construction hereof, or the rights, duties or liabilities of either Party hereunder, the Parties shall first attempt in good faith to resolve such Dispute by negotiation and consultation between themselves.  In the event that such Dispute is not resolved on an informal basis within ten (10) Business Days, either Party may, by written notice to the other Party, refer the Dispute to the other Party for attempted resolution between  the senior officer of Purchaser nominated and vested with appropriate authority by Purchaser, and a senior officer of Supplier nominated and vested with appropriate authority by Supplier (the “Senior Officers”) by good faith negotiation within thirty (30) days after such notice is received.  Except as set forth in Section 15.11(d) or 15.11(e), each Party may, in its sole discretion, seek resolution of any and all Disputes that are not resolved by the Senior Officers under this Section 15.11(b) in accordance with Section 15.11(c) by providing written notice to the other Party within forty-five (45) days after the period for resolution by Senior Officers has expired provided, however, that either party shall have the right to opt out of arbitration by providing written notice to the other party of its decision to do so, provided that such opt out notice is delivered prior to the expiry of the forty five (45)-day period referred to in this Section 15.11(b).  For the avoidance of doubt, the parties agree that arbitration shall be compulsory if neither party delivers an opt-out notice in accordance with this Section 15.11(b).

(c)                                  Arbitration. Any arbitration  under  this  Section 15.11(c)  shall  be  conducted  with  the applicable rules of the Judicial Arbitration  and Mediation  Services,  Inc. (JAMS)  under its rules of arbitration,  by three (3) arbitrators appointed  in accordance  with said rules, unless the Parties to the dispute have agreed to have only one (1) arbitrator.    The decision  and/or  award  rendered  by the arbitrator(s)  shall  be written,  final and non-

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

appealable,  and judgment  on such decision  and/or  award  may be entered  in any court of competent jurisdiction.  The arbitral proceedings and all pleadings and evidence shall be in the English language. Any evidence  originally in  a  language  other  than  English  shall  be submitted  with a certified English translation accompanied by an original or true copy thereof. The costs of any arbitration, including administrative fees and fees of the arbitrator(s), shall be shared equally by the Parties to the dispute, unless otherwise determined by the arbitrator(s).  Each Party shall bear the cost of its own attorneys’ and expert fees. The Parties agree that, any provision of Applicable Law notwithstanding, they will not request, and  the  arbitrator  shall  have  no authority  to award,  punitive  or exemplary  damages against any Party. The location of the arbitration shall be within the State of Delaware unless otherwise agreed to by both Parties.

(d)                                 Preliminary Injunctions.  Notwithstanding anything in this Agreement to the contrary, a Party may seek a temporary restraining order or a preliminary injunction from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the decision of the arbitrator(s) on the ultimate merits of any Dispute.

(e)                                  Patent Disputes.    Notwithstanding anything in this Agreement  to the contrary, any and all issues regarding the scope, construction, validity, and enforceability of any patent in a country shall be determined in a court or other tribunal, as the case may be, of competent jurisdiction under the applicable patent laws of such country.

(f)                                   Confidentiality.  Any and all activities conducted under Section 15.11, including without limitation any and all proceedings and decisions of arbitrator(s) under Section 15.11(c) shall be deemed Confidential Information of each of the Parties, and shall be subject to Article 10.

15.12      Counterparts. The Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument.  This Agreement will be effective when duly executed by each Party hereto.

15.13      Third Party Beneficiaries.  Except as specifically provided herein, all rights, benefits and remedies under this Agreement are solely intended for the benefit of Purchaser and Supplier and no third party shall have any rights whatsoever to (i) enforce any obligation contained in this Agreement; (ii) seek a benefit or remedy for any breach of this Agreement; or (iii) take any other action relating to this Agreement under any legal theory, including but not limited to, actions in contract, tort (including but not limited to negligence, gross negligence and strict liability), or as a defense, setoff or counterclaim to any action or claim brought or made by the Parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement as of the Effective Date.

CAMBRIDGE MAJOR LABS, INC.

By:	/s/ Brian W. Scanlan
Name:	Brian W. Scanlan
Title:	CEO
Date:	March 21, 2013

KYTHERA BIOPHARMACEUTICALS, INC.

By:	/s/ Keith R. Leonard
Name:	Keith R. Leonard
Title:	President and CEO
Date:	April 1, 2013

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit Index

to

Commercial Supply Agreement

Exhibit A	API
Exhibit A-1	API Starting Material
Exhibit B	Pricing
Exhibit C	Quality Agreement
Exhibit D	Quality Agreement Contact Information
Exhibit E	Approved Subcontractors
Exhibit F	Changes Requiring Prior Notice and Approval
Exhibit G	Declaration of manufacture of hazardous products
Exhibit H	Development Project

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — Active Pharmaceutical Ingredient (API)

I.                                        DESCRIPTION

Active Pharmaceutical Ingredient (API) refers to Deoxycholic Acid (DCA) which is a synthetically produced [***].

Chemical Name:	[***]
Molecular Formula:	[***]
Molecular Weight:	[***]
CAS Number:	[***]

II.                                   API SPECIFICATION (as described below or as amended through the mutual agreement of the Parties)

Parameter	Acceptance Criteria	Method
Appearance	[***]	[***]
Identification [***] [***]	[***] [***]	[***] [***]
Assay by [***] (weight % on the dried basis)	[***]	[***]
Purity by [***]	[***]	[***]
Related substances: [***] [***]	[***] [***]	[***]
Water Content by Karl Fischer	[***]	[***]
Specific Optical Rotation [***]	[***]	[***]
Residue on Ignition	[***]	[***]
Heavy Metals	[***]	[***]
[***] [***]	[***] [***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Parameter	Acceptance Criteria	Method
Residual solvents [***] [***] [***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***] [***]	[***]
[***] [***]	[***]	[***]
[***]	[***]	[***]
[***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***]	[***] [***]

Note: The Parties understand that the above referenced specifications may be amended by the mutual written agreement of the Parties to account for additional requirements.

III.                              PACKAGING INSTRUCTIONS

Packaging materials used by the supplier for transport shall meet the relevant requirements, in particular stability of the packaging and authenticity of each batch. Primary packaging that come into direct contact with the API needs to have a certificate of safety (food grade) from its manufacturer, and comply with US and EU requirements.

API is packaged at the Supplier in double polyethylene (LDPE) bags with security seal and placed inside a HDPE container with a tamper evident closure.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IV.                               STORAGE AND SHIPMENT INSTRUCTIONS

API Storage:	Store at [***]°C to [***]°C
Materials:	According to the respective Material Safety Data Sheet and GMP

API Starting materials: According to the respective Material Safety Data Sheet and GMP

Relative humidity             ≤ N/A

Shipment:

Packaging shall be clearly labeled with the following:

•                  Supplier/Manufacturer name

•                  Name of Material

•                  Batch number

•                  Quantity per container (gross, tare and net weight)

•                  Total number of containers (e.g. container 1 of x)

The pallets have to be completely wrapped to reduce the chance of damage during shipment. The relevant safety and transport regulations have to be observed.

V.                                    RETEST PERIOD

Purchaser to assign the API retest period with the support of Supplier data.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A-1 — API Starting Material

VI.                               DESCRIPTION

Chemical Name:	[***]
Molecular Formula:	[***]
Molecular Weight:	[***]
CAS number	[***]

VII.                          API STARTING MATERIAL SPECIFICATION (as described below or as amended through the mutual agreement of the Parties)

Parameter	Acceptance Criteria	Method
Appearance	[***]	[***]
Identification [***] [***]	[***] [***]	[***] [***]
Assay — [***]	[***]	[***]
Purity — [***]	[***]	[***]
Related substances: [***] [***]	[***] [***]	[***] [***]
Water Content — Karl Fischer Titration (Wt%)	[***]	[***]
Optical Rotation — (Acetone, c = 1, 25 °C)	[***]	[***]
Residue on Ignition (Wt%)	[***]	[***]
Residual solvents — [***] [***] [***]	[***] [***] [***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

VIII.                     PACKAGING INSTRUCTIONS

API Starting Material is packaged in double polyethylene (LDPE) bags in a fiber or HDPE container with security seal.

IX.                              STORAGE AND HANDLING INSTRUCTIONS

Storage:  Store at [***]°C to [***]°C

Handling:  According to the respective Material Safety Data Sheet and GMP

X.                                   RETEST PERIOD

Retest period to be assigned by Purchaser

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B — Pricing

Commercial Pricing Table

Input DCA-129 (KG)	Output (DCA) (KG)	Cost/KG
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Terms:

•                  Upon [***] of the [***], the Parties agree to [***] to account for actual changes in Manufacturing assumptions and the terms of the Price and Invoice Schedule outlined in Exhibit H

•                  Supplier will invoice Purchaser upon Supplier’s release of API and all necessary batch documentation as described in the Quality Agreement

•                  The per kilo pricing is based on the batch size

•                  Payment for such invoice is as specified in Article 6 of the Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Quality Agreement

Between:

Kythera Biopharmaceuticals, Inc.

27200 West Agoura Road

Suite 200

Calabasas, CA  91301

“Purchaser”

And

Cambridge Major Laboratories, Inc.

W130 N1055 Grant Drive

Germantown, WI 53022

 “Supplier”

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Quality Agreement

This Quality Agreement governs the rights, duties and responsibilities of the Supplier regarding the manufacture of API by Supplier and defines the requirements to be fulfilled by the Supplier in order to ensure that the manufacture of API is carried out in accordance with Purchaser’s Specifications and the requirements given in the marketing authorization or in the application thereof, as the case may be, as accepted by the competent Regulatory Authorities compliant with CGMP and all Applicable Law.

This Agreement is being entered into concurrently with the Commercial Development and Supply Agreement between Purchaser and Supplier, and the terms and conditions hereof are incorporated into and form an integral part thereof.  In case of ambiguities between this Quality Agreement and the Commercial Development and Supply Agreement, this Quality Agreement shall prevail for all Quality related responsibilities.

For this Quality Agreement, capitalized terms shall have the meanings set forth below.  All documents and records provided to Purchaser shall be in English.

The exhibits mentioned in this Quality Agreement, and all documents to which reference is made in the exhibits shall become an integral part of this Quality Agreement.

Changes or modifications to the Quality Agreement shall be made in writing, agreed to by both parties and attached to this document.

If any provision of this Quality Agreement should be or found invalid, or unenforceable by law, the rest of the Quality Agreement will remain valid and binding and the parties will negotiate a valid provision that meets as close as possible the objective of the invalid provision.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Table of Contents

1.	Article 1 Definitions	4
2.	Responsibilities Checklist Section	8
	1.0. Applicable Regulatory Standards	8
	2.0. Quality Unit Responsibilities	8
	3.0. Subcontracting	8
	4.0. Regulatory Interactions and Filings	8
	5.0. Audits, Inspections and Facility Access	9
	6.0. Change Control	10
	7.0. Deviations	11
	8.0. Document Control	11
	9.0. Records and Record Retention	12
	10.0. Training	12
	11.0. Production and Process Controls	12
	12.0. Validation/Qualification	12
	13.0. Laboratory Controls	13
	14.0. Stability	13
	15.0. Materials Management and Purchasing Control	14
	16.0. Labeling, Packaging, Storage and Shipping	14
	17.0. Retention of Reserve/Retain Samples	15
	18.0. Reprocess	15
	19.0. Rework	15
	20.0. Batch Disposition	15
	21.0. Batch Documentation, Certificate of Analysis and Certificate of Compliance	15
	22.0. Inventory	16
	23.0. Returned Goods	16
	24.0. Complaints and Adverse Events	17
	25.0. Recalls and Field Alerts	17
	26.0. Annual Product Review/Quality Management Review/Product Quality Review	17
	27.0. Dispute Resolution	18
3.	Exhibit D: Quality Agreement Contact Information	19
4.	Exhibit E: Approved Subcontractors & Critical Raw Materials and Suppliers	20
5.	Exhibit F: Major Changes & Documents Requiring Purchaser’s Approval	21
6.	Exhibit G: Declaration Concerning the Manufacture of Hazardous Products	23

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 1

DEFINITIONS

Terms used in this Quality Agreement shall have the following definitions:

1.1.                                 “Active Pharmaceutical Ingredient” or “API” means Deoxycholic Acid (DCA) as set forth in Exhibit A.

1.2.                                 “API Specifications” means detailed description and parameters set forth in Exhibit A as amended periodically.

1.3.                                 “API Starting Material” (DCA-129) means [***] as set forth in Exhibit A.

1.4.                                 “Applicable Law” means all applicable laws, rules and regulations including, without limitation, any rules, regulations, guidelines or other requirements that may be in effect from time to time in any relevant legal jurisdiction.

1.5.                                 “BCC” means Bayer Consumer Care AG, which has licensed the right to develop and commercialize products containing the API in certain territories.

1.6.                                 “Batch Documentation” means complete and accurate copies (either paper or electronic) of any of the following, as applicable:  Supplier audited Production Batch Records, Batch Record checklist, deviation reports, investigation reports, analytical testing results (including chromatograms of intermediate and final specification assays/impurities), labeling and packaging records, warehouse sampling batch record and shipping documentation.

1.7.                                 “Business Day” means any weekday other than a weekday on which banks in Wisconsin or California are authorized or required to be closed.

1.8.                                 “CDSA” means Commercial Development and Supply Agreement between Kythera Biopharmaceuticals, Inc. and Cambridge Major Laboratories, Inc.

1.9.                                 “Certification of Analysis” or CoA” means a batch-specific document issued and approved by an authorized person of Supplier confirming the performance of the quality control tests of the API for compliance with the defined Specifications, the results of such tests and stating the Manufacturing and retest date.

1.10.                          “Certificate of Compliance” or “COC” means a certificate stating that the API was manufactured according to CGMP.

1.11.                         “CGMP” means Current Good Manufacturing Practices (“CGMP”) as specified in national and international guidance documents and in the regulations enforced by the applicable Regulatory Authorities  (e.g. FDA, EMA, HC) as they apply to the Manufacture of API. Example applicable regulations/guidance documents include, but

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

are not limited to, International Conference on Harmonization (“ICH”) guide Q7 “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients”, US FDA Code of Federal Regulations Title 21, Parts 11, 210 and 211, EU Guidelines for Good Manufacturing Practices for medicinal products laid down in Commission Directives 91/356/EEC as amended by Directives 2003/94/EC, EC “Good Manufacturing Practice (GMP) Guide volume 4, Part II (basic requirements for active substances used as starting materials), Canadian GMPs per GUI-0001 and other applicable current, new or revised regulations/guidance documents

1.12.                          “Change” means any change to the API or Manufacturing that could have potential effects on the regulatory compliance and/or quality of API and/or Finished Product as defined in the Quality Agreement

1.13.                          “Commercially Reasonable Efforts” means with respect to the efforts to be expended by any Party or any of its Affiliates with respect to any objective, such reasonable, diligent, and good faith efforts as a reasonable party would normally use to accomplish a similar objective under similar circumstances. Commercially Reasonable Efforts requires that a Party, at a minimum, assign appropriate responsibility for such obligations, and allocates adequate resources designed to meet such goals and objectives.

1.14.                          “Complaint” means any report concerning a potential or alleged Defect of an API in quality as defined in the Quality Agreement.

1.15.                          “Critical Raw Material” means a material [starting material or raw material] that adds essential structural elements to the API that is procured from a known manufacturer for use in commercial Good Manufacturing Practice operations or a raw material who’s quality/activity has a direct impact on the product or key a quality attribute or is not interchangeable from supplier to supplier without qualification.

1.16.                          “Defect” or “Defective Product” means an API which does not comply with the Specifications, the requirements of the Quality Agreement, or the CDSA, which has not been Manufactured and/or packaged in accordance with the Applicable Law including without limitation CGMP.

1.17.                          “Deviation” means any departure from the Specifications, Master Batch Record, Standard Operating Procedures or the Quality Agreement, to be investigated and documented according to Supplier Standard Operating Procedures and consistent with the requirements of the Quality Agreement.

1.18.                          “Facility(ies)” means the applicable Supplier premises in which Manufacturing occurs for API manufactured to meet applicable CGMP requirements.

1.19.                          “FDA” means the U.S. Food and Drug Administration, or any successor thereto, having the administrative authority to regulate the marketing of human pharmaceutical products or biological therapeutic products, delivery systems and devices in the United States.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.20.                          “Field Alert Report(s)” means the NDA Field Alert Report as required by 21 CFR314.81.

1.21.                          “Finished Drug Product” means the final liquid dosage form containing the API that is labeled and packaged as approved by the Regulatory Authority.

1.22.                          “Investigation” means any documented inquiry resulting from a Deviation, Out Of Specification, or other event as applicable and as required by Supplier Standard Operating Procedures or this Quality Agreement. Investigations will have a description of the event, event chronology, product impact statement/assessment, root cause analysis and corrective action as applicable.

1.23.                          “Major Deviation” means any OOS and/or any manufacturing, testing, packaging, labeling, storage, shipping, or qualification/validation Deviation that may have a significant impact on API quality, safety or identity as defined in section 7.1.

1.24.                          “Manufacture” or “Manufacturing” means, as applicable, all operations, equipment and documentation required in the preparation of the API by Supplier including supply of starting and raw materials, production, packaging, repackaging, labeling, re-labeling, quality control (including in-process control, release and follow-up stability testing), release, shipment and storage of the API to meet the Specifications and requirements of the Regulatory Approvals.

1.25.                          “Master Batch Records” means any Supplier approved master batch and control records used in the manufacturing of API.

1.26.                          “Materials” means all raw materials, components, and other items necessary for the Manufacture.

1.27.                          “Monograph” means the document containing collectively the Test Methods and Specifications for a Material.

1.28.                          “NDA” means US FDA New Drug Application.

1.29.                          “Out Of Specification Result” (OOS) means any CGMP analytical test result which does not comply with the established Specifications or stability acceptance criteria.

1.30.                          “Out Of Trend Result” (OOT) means any CGMP analytical test result that does not follow the expected trend, either in comparison with other lot release batches, stability batches or with respect to previous results collected during a stability study.

1.31.                          “PAI” means Pre-Approval Inspection.

1.32.                          “Production Batch Records” means complete, accurate, and fully executed Master Batch Records used in the Manufacture of a batch of API.

1.33.                          “Quality Audit” means the process of performing a systematic examination of a Supplier Quality Systems by the Quality Unit.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.34.                         “Quality Unit” means collectively the Supplier Quality Assurance, Quality Control and Regulatory Affairs Departments.

1.35.                          “Regulatory Approval” means any licenses, authorizations, approvals, agreements, permits, consents, quotas, registrations and filings by any Regulatory Authority necessary for the manufacture, processing, packaging, labeling, storage, transport, import, export, distribution, sale or use of the API in any relevant country including, without limitation, marketing authorizations and manufacturing licenses.

1.36.                          “Regulatory Authority(ies)” means any agency, authority, department, regulatory body or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or any supranational organization of which any such country is a member which is responsible and authorized for issuing the Regulatory Approval for the respective country.

1.37.                          “Reprocessing” means repeating one or more steps of the approved Manufacturing process to improve quality or purity.

1.38.                          “Retest/Re-evaluation Date” means the date when a material should be re-examined to ensure it is still suitable for use.

1.39.                          “Reworking” means performing a Manufacturing process that differs from the previously approved Manufacturing process that was already performed in order to improve quality or purity.

1.40.                          “Specification” means a current list of tests, references to analytical procedures, and appropriate acceptance criteria for the test described. A Specification establishes the set of criteria to which the API should conform to be considered acceptable for its intended use.

1.41.                          “Standard Operating Procedure (SOP)” means the Standard Operating Procedures in effect at the time of manufacture at Supplier, applicable to the manufacture, which have been approved by Supplier’s Quality Unit.

1.42.                          “Supplier Quality Systems” means the organizational structure, Facilities, processes, resources and the official compilation of Specifications, Test Methods, Monographs, and Standard Operating Procedures used to ensure the identity, quality, purity and compliance of the API.

1.43.                          “Test Method” means the established analytical procedure or set of procedures that is used to ascertain whether or not a test material is in compliance with the established Specification.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Responsibilities Checklist

	RESPONSIBILITY AREA	Purchaser	Supplier
X = Responsibility
1.0	Applicable Regulatory Standards
1.1	Obtain or maintain all licenses and authorizations as required by Applicable Laws to operate a CGMP Facility for Manufacturing of the API.		X
1.2

Perform services in compliance with applicable ICH guidelines, regulatory standards, standard industry practices, applicable national and international CGMP’s and all federal, state and local laws, as applicable.

X
1.3	Conduct operations in compliance with applicable environmental, occupational health and safety laws and regulations.		X
1.4	Communicate updates and/or changes to regulations that affect the Manufacture and supply of the API as they become aware of them.	X	X
1.5

For API shipped/imported to Bayer Customer Care AG and affiliates, provide written confirmation per Article 46b EU Directive 2011/62 (EU Falsification Medicines Directive) or alternatively a Waiver according to Article 46b EU Directive 2011/62.

X

2.0	Quality Unit Responsibilities
2.1

Maintain a Quality Unit that is independent of the production unit and has the responsibility and authority to approve or reject Materials, API, Standard Operating Procedures, Master Batch Records, Deviations, Investigations, change controls, stability protocols/reports and Production Batch Records.

X
2.2

Ensure the requirements of the Quality Agreement have been, or will be, incorporated into Supplier’s systems/programs/documentation. Kythera Quality contact will provide clarification as needed, and assess adherence, or timelines for adherence, to the Quality Agreement.

		X	X
2.3	Contact persons for the Supplier and Purchaser are listed in Exhibit D.	X	X

3.0	Subcontracting
3.1	Approve, monitor and periodically re-evaluate subcontractors.		X
3.2

Obtain Purchaser’s approval prior to conducting any Manufacturing; including but not limited to production, packaging, labeling, and testing- of Purchaser’s API at a subcontractor. Approved subcontractors and their service(s) are listed in Exhibit E

X
3.3	Responsible for ensuring that any subcontractor used operates in compliance with section 1.2 and 1.3 of the Quality Agreement.		X

4.0	Regulatory Interaction and Filings
4.1	Inform Purchaser of any inquiry from a Regulatory Authority specifically relating to the API within two (2) Business Days. Provide Purchaser with		X

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	RESPONSIBILITY AREA	Purchaser	Supplier
X = Responsibility

complete copies (redacted if required) of all communications received from or sent to any Regulatory Authority affecting Manufacture of the API within two (2) Business Days after receipt or sending of a communication.

4.2	Allow Purchaser to participate in and approve any and all contacts or communications directly related to the Manufacture of API. (Does not include indirect or incidental events.)		X
4.3	Secure agreement from Purchaser, which shall not be unreasonably withheld or delayed, prior to making any commitment to a Regulatory Authority affecting Manufacture of the API.		X
4.4	Supplier to provide the Manufacturing documentation required by the Purchaser to enable timely regulatory submissions.		X
4.5

Purchaser is to provide a review copy, of those portions of Purchaser’s proposed filings associated with Regulatory Approvals that relate to Supplier’s Manufacturing procedures before the submissions are filed with relevant Regulatory Authorities. Supplier is to review and provide comments for the portions of Regulatory Filings requested by Purchaser within ten (10) Business Days or as otherwise agreed.

		X	X
4.6	Consult with and assist Purchaser in responding to questions from Regulatory Authorities regarding Purchaser’s Regulatory Filings(s) for the API.		X

5.0	Audits, Inspections and Facility Access
5.1

Provide one (1) month’s written notice for scheduling one general quality audit per calendar year (can be performed by Purchaser or, jointly by Purchaser and Bayer Consumer Care AG or their Affiliates).

X
5.2

Allow access for 5.1 to Facility, documentation and personnel during normal business hours for one general quality audit per calendar year. Allow access to the areas where API is Manufactured provided that it is deemed safe and does not violate CGMPs.

X
5.3

Allow for-cause audits to address specific quality issues related to the API or in response to a regulatory agency requirement (can be performed by Purchaser or, jointly by Purchaser and Bayer Consumer Care AG or their Affiliates).

X
5.4

Provide a timely (target of one (1) month) written report detailing observations/findings/deficiencies and conclusions after completion of audit. If a joint audit is performed, a single report will be provided by the Purchaser.

X
5.5

Provide written response to Purchaser audit report targeting one (1) month after receipt with corrective actions (as required), completed or planned, to each audit observation/ finding/ deficiency. Written response should target completing corrective actions using Commercially Reasonable Efforts within three (3) months.

X
5.6

In lieu of on-site audit, respond to an audit-by-mail using a questionnaire requesting information about the Supplier, their quality systems and Manufacture of the API Supplier will complete the questionnaire and return it within an agreed upon timeframe. Additional information or clarification may be needed after review.

X

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	RESPONSIBILITY AREA	Purchaser	Supplier
X = Responsibility
5.7

Upon Purchaser’s reasonable written request, Supplier will permit up to three (3) persons-in-the-plant (Purchaser or jointly by Purchaser and BCC) to have reasonable access to the Facility to observe and consult with Supplier during active Manufacturing of the API. The person(s)in the plant will be employees or consultants of the Purchaser and BCC.

X
5.8

Notify Purchaser within two (2) Business Days after Supplier receives any initial contact or communication from any Regulatory Authority regarding a proposed inspection or visit to the Facility by Regulatory Authority specifically related to Supplier API.

X
5.9

During normal business hours, allow applicable Regulatory Authorities to inspect the Facilities of the Supplier and any subcontractor where API is Manufactured to review required documentation and observe Manufacturing.

X
5.10	Allow Purchaser staff to be present during any Regulatory Authority inspection directly regarding Manufacture of the API.		X
5.11

Notify Purchaser as soon as reasonably possible, but no longer than two (2) Business Days, after the commencement of any unannounced inspection or visit by a Regulatory Authority or within one (1) Business Day should the inspection relate to Manufacturing of the API. Provide clarification whether Purchaser’s API is part of the scope or when Purchaser’s API becomes part of the scope as soon as reasonably possible, but no longer than one (1) Business Day.

X
5.12

Work in coordination for Pre-Approval Inspection (PAI) preparation activities and develop a mutually agreed PAI preparation plan that allows for mock inspections. The plan will be generated and approved by both organizations.

		X	X
5.13	Purchaser to notify Supplier as soon as aware of a regulatory agency PAI schedule, but no more than two (2) Business Days after notification by an agency.	X
5.14

Perform self-inspections of Facility and documentation used to manufacture the API as required by CGMPs to assure compliance to CGMPs, internal SOPs and this Quality Agreement. Allow Purchaser to confirm performance of self-inspections (though not review the detailed reports).

X

6.0	Change Control
6.1

Document and execute change control program to assure that the process continues to operate in a validated manner and that re-validation is performed as required by CGMPs, Applicable Laws and Regulatory Authority requirements (as applicable to commercial API).

X

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	RESPONSIBILITY AREA	Purchaser	Supplier
X = Responsibility
6.2

Review and provide written approval prior to implementation of major changes that 1) may be reasonably expected to affect the API quality, purity, product related impurities or physical characteristics, 2) are related to the Manufacture, storage, critical suppliers, Critical Raw Materials or packaging, or 3) affect filings associated with Regulatory Approvals. Those changes that impact filings associated with Regulatory Approvals shall be approved per the timeline detailed in the change record. These include, but are not limited to, changes to the Master Batch Records, Critical Raw Materials, API Specifications, Monographs, Stability Protocols, Test Methods and those outlined in Exhibit F.

		X	X
6.3	Review and approve routine or minor changes such as equipment modifications made to Manufacture the API. Include documents with the batch record for review at time of release.		X
6.4

Notify Purchaser for changes that are required to comply with Applicable Laws and Regulatory Authority requirements. While Purchaser’s consent shall not be required for such changes, notification is required prior to implementation.

X
6.5

In the event Purchaser proposes to make any changes to process, materials or API, Purchaser shall provide written change request to the Supplier, describing the nature of the change. Supplier shall provide an assessment of the change request within ten (10) Business Days that includes whether such change will necessitate a change in the Master Batch Record, API Specifications, or require a change to the production schedule.

		X	X
6.6

Purchaser will review and approve, within seven (7) Business Days before implementation, any proposed changes to API test methods, Specifications or Monographs. (Verbal or email response is acceptable, followed by a signature approval.).

X
6.7	Notify Supplier of the approval or rejection by a Regulatory Authority of any change request.	X

7.0	Deviations
7.1

Investigate and document all Deviations from the Master Batch Records, SOPs, Stability Protocols, Test Methods and Specifications according to Supplier’s quality systems. Notify Purchaser of any product impacting Major Deviations that could have an impact on the final quality of the API (e.g., Deviation that jeopardizes current released status or potential future release of the batch, Deviation that would require revalidation, Deviation that would require regulatory update), as soon as reasonably possible, but no more than two (2) Business Days after discovery. Purchaser will provide input into and approve investigation reports associated with Major Deviations. Purchaser and Supplier will coordinate, share relevant documents in a timely fashion, and otherwise provide Commercially Reasonable Efforts to achieve timely closure of the Deviation investigation.

		X	X
7.2

In the event of a Major Deviation during the API Manufacturing process, contact and consult with Purchaser’s manufacturing representative listed in Exhibit D prior to proceeding or at the next holding step.

X

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	RESPONSIBILITY AREA	Purchaser	Supplier
X = Responsibility
7.3

Supplier will notify Purchaser immediately if an Investigation or Deviation is initiated on a lot that has been previously released. No testing, lot status change, API shipment, etc. shall occur without Purchaser approval. Purchaser and Supplier shall use Commercially Reasonable Efforts to conduct and close the Investigation per section 7.1.

		X	X
7.4

All unanticipated process failures, OOS results, stability failures and other critical issues with potential to impact API quality, the process or compliance with regulatory filings are to be addressed through the Supplier’s Deviation/OOS handling system and a notification provided to Purchaser within two (2) Business Days.

X
7.5

Provide a copy of all completed Deviation Investigations (includes a description of the event, chronology, API product impact assessment, supporting data, root cause analysis and corrective action as appropriate) with the Batch Documentation.

X
7.6	Take appropriate measures to correct the Deviation for future Manufacturing and ensure an effective corrective action as applicable.		X

8.0	Document Control
8.1	Quality Unit must approve SOPs, forms and other controlled documents specifically related to API Manufacturing prior to implementation.		X
8.2	Supplier Quality Unit and Purchaser must provide review and approval for the documents listed in Exhibit F (for some documents, Purchaser approval can be provided on a separate approval page).	X	X
8.3

All documents related to the Manufacture of API must be clear and legible. All documentation must be completed in such a manner to allow for traceability of API and Materials. All documentation must be accurate. All documentation must be completed in a manner compliant with CGMP and good documentation practices.

X

9.0	Records and Record Retention
9.1

File and store documents and electronic records (includes but is not limited to raw material specifications, production records, laboratory records, summary reports, procedures, protocols, receipt approvals, shipping records and any other supportive records relating to Manufacturing to ensure that they are safe, access-controlled and readily retrievable.

X
9.2

Retain Batch Documentation, including records (electronic and paper) related to the manufacture, testing, storage and distribution, for a minimum of 10 years. Copies of these records should be readily retrievable and provided to Purchaser upon request.

X
9.3	Contact Purchaser at the end of the retention period to negotiate continued storage or obtain approval for destruction of the documents.	X	X

10.0	Training

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	RESPONSIBILITY AREA	Purchaser	Supplier
X = Responsibility
10.1	Ensure and document that employees have and maintain education, training and experience appropriate to their job duties and in accordance with CGMP and Applicable Law.		X

11.0	Production and Process Controls
11.1	Maintain limited and controlled access to the Facility.		X
11.2	Qualify, maintain and calibrate equipment and utility services associated with Manufacturing in accordance with CGMPs, Applicable Laws and SOPs.		X
11.3	If applicable, adequately control any equipment dedicated to the Manufacturing of API to prevent its use for other substances or drug products.		X
11.4	To avoid cross-contamination, declare in Exhibit G the Manufacture of hazardous API at the Facility.		X
11.5

Analytically verify the cleaning processes (as applicable) to be carried out on API contact surfaces between batches of API. Use a MACO calculation or applicable Supplier SOP to determine the appropriate carryover limit.

X
11.6	Maintain written SOP’s detailing the cleaning processes for equipment utilized for Manufacture, transfer or holding of the API and how those cleaning processes will be verified.		X
11.7	Provide toxicological information to be used in the development of a cleaning program, as needed or as new information becomes available.	X
11.8	Supplier and Purchaser will approve the list of samples (sampling plan) to be removed from each API batch.	X	X

12.0	Validation/Qualification
12.1

Review process validation protocols/reports and provide input and approval prior to their execution/completion within ten (10) Business Days or as mutually agreed to, to maintain established production timelines.

X
12.2	Approve validated analytical methods and method transfers protocols/reports specific to the Manufacturing of API and incoming API Starting Material.	X
12.3

Document and execute appropriate quality system programs to assure that the API process continues to operate in a validated manner and that re-validation is performed as required by CGMPs, Applicable Laws and Regulatory Authority requirements (as applicable to commercial API).

		X	X

13.0	Laboratory Controls
13.1	Ensure that all Materials are tested and released in accordance with Supplier Specifications, Test Methods, Monographs, SOPs and CGMPs.		X
13.2

Notify Purchaser’s Quality Unit of confirmed Out of Specification (OOS) results within two (2) Business Days related to the testing of the API. Purchaser will be notified prior to the release decision of any impacted lots/batches of API. Provide a copy of completed OOS test result Investigations with the Batch Documentation.

X

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	RESPONSIBILITY AREA	Purchaser	Supplier
X = Responsibility
13.3	Notify Purchaser’s Quality Unit of confirmed Out of Trend (OOT) results within two (2) Business Days.		X
13.4	Use qualified/validated analytical methodology for the release and stability testing of Materials (as appropriate) and API according to Supplier Quality Systems.		X
13.5

For analytical methodology supplied by Purchaser, Supplier will transfer according to Supplier’s procedures, and may evaluate the appropriateness of the methodology to ensure compliance with CGMPs and Supplier SOPs.

X
13.6	Notify Supplier of any confirmed test result of API that fails to meet the Specifications for testing performed by Purchaser five (5) Business Days of Purchaser’s discovery of the failure.	X
13.7

Perform at least one identification test on Materials (provided the Materials are not of a hazardous nature, or provided sampling is not expected to be detrimental to the integrity of the material, in which case they may be accepted on a Certificate of Analysis basis).

X
13.8	Maintain SOPs for instrument qualification, operation and maintenance in accordance with CGMPs.		X
13.9

According to preapproved criteria, manage, store, and certify/recertify the primary reference standards for DCA and DCA Intermediates. Contact Purchaser at least one (1) month prior to a reference standard requiring recertification.

14.0	Stability
14.1	Notify Purchaser’s Quality Unit of confirmed stability OOS results within two (2) Business Days related to the stability of the API and process intermediates.		X
14.2	Notify Purchaser’s Quality Unit of confirmed stability OOT results within two (2) Business Days related to the stability of the API and process intermediates.		X
14.3	Establish Stability protocols and provide revision control		X
14.4	Approve Stability Protocols and final reports	X	X
14.5	Notify Purchaser’s Quality Unit of Deviations to the stability protocol within two (2) Business Days related to the stability of the API and process intermediates.		X
14.6	Perform stability testing and provide stability reports for API and process intermediates within stated timeframes in accordance with ICH guidelines and a Purchaser approved stability protocol.		X
14.7	Maintain stability study samples in monitored, qualified chambers and in the sample type of packaging as is used for the API.		X
14.8	Notify Purchaser of any stability chamber failures that could impact API or process intermediates stability studies.		X
14.9	Purchaser to assign the API retest period with the support of Supplier data.	X	X

15.0	Materials Management and Purchasing Control

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	RESPONSIBILITY AREA	Purchaser	Supplier
X = Responsibility
15.1	Establish Specifications and Monographs and provide revision control of Specifications and Monographs for all Materials.		X
15.2	Procure, store, sample, test, and release each delivery of Materials.		X
15.3	Maintain a program compliant with CGMPs to evaluate/qualify and reevaluate/requalify suppliers of Materials used in Manufacturing.		X
15.4	Packaging materials that come into direct contact with the API need to have a certificate of safety (i.e. food grade) from its manufacturer, complying with US and EU requirements.		X
15.5

Supplier and Purchaser will maintain a Supplier Quality System to ensure that processes are in place to identify changes to supplier sourced materials that have the potential to affect product quality.

		X	X
15.6	Provide annual TSE/BSE-free certification for API per the requirements as defined by FDA and other Regulatory Authorities.	X	X
15.7	Provide annual certification of Melamine-free Materials used in API.	X	X
15.8	Provide DCA-129 from a Supplier-qualified Manufacturer (per Exhibit E) with Manufacturer’s Certificate of Analysis, TSE/BSE and Melamine-free certification.	X
15.9	Sample, test and disposition incoming DCA-129 within thirty (30) Business Days of receipt.		X

16.0	Labeling, Packaging, Storage and Shipping
16.1	Maintain procedures to store API in clean, sealed, undamaged containers free from extraneous matter and per Specification until API is shipped from the Facility.		X
16.2

Each specific container shipped must be minimally identified with the following information:

• API Name

• Quantity (gross weight, tare weight and net weight)

• Supplier’s Batch Number

• Item number

• Any Special Storage Conditions

• Site of Manufacture

• “Clinical”, “Commercial” or “Not for Human Use”, or other appropriate designation

X
16.3	Package and store API per Specification (Exhibit A) requirements with a tamper-evident closure.		X
16.4	Maintain distribution records covering date shipped, quantity shipped, number of containers, shipment destination and batch number.		X
16.5	Provide a copy of all API repack records, direct shipment records and sampling records within five (5) Business Days of completion.		X

17.0	Retention of Reserve/Retain Samples

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	RESPONSIBILITY AREA	Purchaser	Supplier
X = Responsibility
17.1

Store identified reserve samples of each API batch and process intermediates for ten (10) years after date of Manufacture per conditions defined in the API Specification Exhibit A. Store the reserve sample in the same packaging system/configuration and temperature in which the API is stored. Retain sufficient quantities to conduct at least two full Specification analyses and document withdrawals from inventory.

X
17.2	Provide retain samples of API and process intermediates to Purchaser, if requested.		X
17.3	If within 10 years of the date of manufacturing, notify of intent to destroy reserve samples of API at least thirty (30) days before planned destruction.		X

18.0	Reprocess
18.1	If reprocessing is required outside the Master Batch Record, a Deviation should be generated and processed per Section 7.0 of the Quality Agreement.		X

19.0	Rework
19.1	Notify, request and receive approval for reworking API before performing rework.		X

20.0	Batch Disposition
20.1

Release to Purchaser only those lots of API that: (i) meet all Specifications; and (ii) have been released by Supplier’s Quality Unit (unless otherwise mutually agreed to in writing between all parties). Ensure all deviations associated with the batch are closed (with product impact determined), all Materials used during the process are released/approved and used within expiry/retest date and all changes controls are appropriately closed or justified to allow release.

X
20.2	Determine the final disposition and/or destruction of any rejected or returned API.	X
20.3	Purchaser will provide Supplier with a written disposition status for the API batch or request an investigation of the API batch within forty-five (45) days of receipt of the API batch documentation.	X

21.0	Batch Documentation, Certificates of Analysis and Certificate of Compliance
21.1

Provide copies of the following documentation with each batch:

• Batch Documentation as defined in Definition 1.6 of this Quality Agreement

• Batch tree report/lot history record for the batch

• Certificate of Analysis (COA)

• Certificate of Compliance (or statement on the COA) shall state that:

•      This batch of API has been manufactured in compliance with the applicable API CGMP requirements.

• TSE/BSE Certification

• Melamine Certification

X

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	RESPONSIBILITY AREA	Purchaser	Supplier
X = Responsibility

• Documentation for all samples taken from the API batch during processing or for release testing

• Documentation that shows the traceability between the incoming DCA-129 manufacturer’s lot number used in the API and the DCA-129 lot number assigned by the Supplier

21.2

The COA template and a draft of the first COA to be issued by Supplier shall be reviewed by and approved by the Purchaser. The COA will include:

• Name and Specification of the API

• Item Number

• Batch/lot number and batch quantity

• Date of manufacture and the date of release. Each test performed in accordance with the approved specifications, including the acceptance limits

• Test results obtained. All numerical test results shall be reported in accordance with the Specifications

• Name, address and telephone number of the site of Manufacture.

• A designation for use (i.e., For Clinical Use, For Commercial Use or Not for Human Use).

• Provide an expiry or retest date on the COA, when applicable

		X	X
21.3	The COA shall be dated and signed by authorized personnel of the Quality Unit(s).		X

22.0	Inventory
22.1

Provide API inventory track/trace reports upon request. Reports to show traceability of DCA-129 and API. Inventory should accurately show sample removals and where used and/or shipped. For major Investigations, urgent complaints, Field Alerts and Recalls, the report should be provided within one (1) Business Day of request.

X
22.2	Provide periodic API and DCA-129 inventory reports to Purchaser. Report details to be mutually agreed upon.		X
22.3

Maintain an inventory lot history record (electronic or paper) of each batch that is secure, accurate and readily retrievable. Record shall minimally include history of lot status changes, date of action and accountability of all lot quantities used, removed (e.g., sampling or due to damage) or shipped.

X

23.0	Returned Goods
23.1	Detail the location of the returned goods facility and the track/trace mechanism that shall be used.		X
23.2

Separate returned goods using inventory system and /or physical segregation. Inventory system must show API’s return status as “HOLD” or equivalent status (which means that it cannot be shipped or released without the Supplier’s Quality Unit changing the status) and/or not allow for re-shipment of any defective, damaged or expired API.

X

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	RESPONSIBILITY AREA	Purchaser	Supplier
X = Responsibility
23.3	Purchaser to provide disposition decision for returned API in a timely manner. Purchaser and Supplier will work together to determine a mutually acceptable resolution.	X	X
23.4	Supplier shall destroy returned API after Purchaser’s authorization for destruction is received.		X

24.0	Complaints and Adverse Events
24.1	Manage overall product complaint and adverse event programs.	X
24.2

Assist in resolving Investigations for requested complaints or adverse events, including evaluations/assessments that may include, but not limited to, the review or inspection of retained samples, Batch Production Records and/or testing records. Provide a written evaluation/assessment within ten (10) Business Days of request.

X

25.0	Recalls and Field Alerts
25.1	Determine if/when to submit a Field Alert Report, recall or take any action to withdraw product and be responsible for all related activities and communications with the action.	X
25.2

In the event of any Field Alert Report, recall or market withdrawal, coordinate with Purchaser on an expedited timeline in connection with such Field Alert Report, recall or withdrawal Investigation (as applicable).

X
25.3

Notify as soon as reasonably possible, but no later than one (1) business day, of any information of which it is aware related to the manufacturing which may affect the purity, potency, safety or the continued marketing of the API (as applicable).

X
25.4

Inform Supplier of a decision that any Finished Drug Product containing the API supplied to Purchaser by Supplier under this Quality Agreement will be recalled due to a potential issue with the API within one (1) Business Day of the decision to recall.

X

26.0	Annual Product Review /Quality Management Review/Product Quality Review
26.1

As applicable, conduct an Annual Product Review (APR) per Supplier’s SOPs (to include the requirements of ICH Q7 Product Quality Review) and as mutually agreed for the validated manufacturing of API to determine if manufacturing controls are within expected ranges or if the data indicate any significant change or trend.

X
26.2

As applicable, provide information related to the manufacture of API reasonably required to meet Purchaser’s Quality Management Reviews, Annual Product Review and annual reporting requirements (per 21 CFR 314.81) for API. Format of data and timelines to be mutually agreed upon, but will not be unreasonably delayed.

		X	X

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	RESPONSIBILITY AREA	Purchaser	Supplier
X = Responsibility
26.3	Provide results of Review(s) (in 26.2) as related to API for confirmation of compliant systems and processes, and/or to identify potential corrective or preventive actions.	X

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

27.0	Dispute Resolution
27.1

Attempt to amicably resolve any dispute arising out of or relating to this QA by escalating such disputes to senior executives within the Quality organizations of both parties. If unsuccessful, parties will revert to dispute resolution contained in the Commercial Development and Supply Agreement (CDSA).

		X	X
27.2	In the event of any conflict between the terms of this Quality Agreement and the CDSA, the CDSA shall take precedence except with respect to Quality related responsibilities.	X	X

Approvals

Kythera Biopharmaceuticals, Inc.		Cambridge Major Laboratories, Inc.

Position:	Assoc. Dir. Drug Substance Manufacturing	Position:	N/A
Name:	Steven Pfeiffer	Name:
Signature:	/s/ Steven Pfeiffer	Signature:
Date:	March 8, 2013	Date:

Position:	Sr. Manager Quality Assurance	Position:	Director of QA/Regulatory Compliance
Name:	Sabrina Stephan	Name:	Bob Beffa
Signature:	/s/ Sabrina Stephan	Signature*:	/s/ Bob Beffa
Date:	March 5, 2013	Date:	March 4, 2013

*Indicates the requirements of this agreement are, or will be, incorporated into the Supplier’s systems/programs/documentation per an agreed timeline.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

1.                                      Quality Agreement Contact Information

Each party shall immediately inform the other in writing of any changes in these contacts.

KYTHERA

Area of Responsibility	Name	Contact Details
Quality Assurance (QA) Primary Contact	[***] Sr. Mgr. Quality Assurance	Telephone: [***] Mobile: [***] FAX: [***] Email: [***]

Quality Assurance (QA) Secondary Contact	[***] Sr. Dir. of Quality Assurance	Telephone: [***] Mobile: [***] FAX: [***] Email: [***]

Manufacturing Program Director	[***] Assoc. Dir. Drug Substance Mfg.	Telephone: [***] Mobile: [***] FAX: [***] Email: [***]

Analytical/QC	[***] Sr. Dir. of Analytical & QC	T Telephone: [***] Mobile: [***] FAX: [***] Email: [***]

Stability	[***] Sr. Mgr. Analytical & QC	Telephone: [***] Mobile: [***] FAX: [***] Email: [***]

Cambridge Major Laboratories, Inc.

Area of Responsibility	Name	Contact Details
Transfer of Quality Agreement Requirements to systems and documentation	[***]	Telephone: [***] Mobile: [***] FAX: [***] Email: [***]
Quality Assurance (QA)	[***]	Telephone: [***] Mobile: [***] FAX: [***] Email: [***]
Project Management	[***]	Telephone: [***] Mobile: [***] FAX: [***] Email: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Manufacturing	[***]	Telephone: [***] Mobile: [***] FAX: [***] Email: [***]
Analytical/QC	[***]	Telephone: [***] Mobile: [***] FAX: [***] Email: [***]
Stability	[***]	Telephone: [***] Mobile: [***] FAX: [***] Email: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E

1.                                      Approved Subcontractors

Service provided	Name and address	Approved by
Optical rotation Residue on Ignition Heavy Metals	[***] [***] [***] Or [***] [***] [***]	Cambridge Major Laboratories, Inc.
Microbial and Endotoxin	[***] [***] [***]	Cambridge Major Laboratories, Inc.

2.                                      Critical Raw Materials and Suppliers

Material name	Name and address	Approved & Purchased by
DCA-129 [***] [***]	[***] [***] [***] [***] Facility: [***]	Kythera Biopharmaceuticals, Inc.

Approvals

Kythera		Cambridge Major Laboratories

Position:	Assoc. Dir. Drug Substance Mfg.	Position:	Director of QA/Regulatory Compliance
Name:	Steven Pfeiffer	Name:	Bob Beffa
Signature:	/s/ Steven Pfeiffer	Signature:	/s/ Bob Beffa
Date:	March 8, 2013	Date:	March 4, 2013

Position:	Sr. Manager Quality Assurance	Position:	N/A

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Name:	Sabrina Stephan	Name:
Signature:	/s/ Sabrina Stephan	Signature:
Date:	March 5, 2013	Date:

Exhibit F

Major Changes & Documents Requiring Purchaser’s Approval

1.              General Type of Major Changes Requiring Prior Notice and Approval

•                  Changes that may impact the API identity, quality and /or purity, or that of the downstream Drug Product.

•                  Changes that impact an API regulatory filing.

•                  Changes that may impact the validated state of the API processes, methods or equipment used to manufacture the API.

2.              Examples of MAJOR Changes

A. New Product/Process

1.              Any process change that differs significantly from the process description in a pending or approved registration.

2.              Rework or re-packaging using methodologies that differ from the approved process description and/or in a pending or approved registration.

B. Unit Operations

1.              Changes to the type of major manufacturing equipment used (kettles, reactors, filters, dryers, etc.) in validated processing steps.

2.              Changes in sequence of major processing steps.

3.              Changes to the in-process controls in validated processing steps

C. Scale

1.              An increase or decrease in production scale using different equipment or a change outside the validated batch size ranges with the existing equipment.

D.            Site, Location, or Source of Supply

1.              Relocation of one or more steps of a process to a different plant/building.

E.            Critical Materials

1.              Change of supplier or known significant change to supplier’s manufacturing process [for Critical Materials (as defined by CML procedures) or a raw material that has been determined not to be

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

interchangeable from supplier to supplier (as agreed with customer) for use in commercial API manufacture].

F.             Packaging and Labeling

1.              Changes to packaging components, materials, or packaging designs.

2.              Changes to API labeling

G. Special Transportation and/or Special Storage Conditions

1.              Modifications to special storage criteria (e.g. temperature, humidity, light).

H.           Material Specifications and Analytical Methods/Monographs

1.              Change in specifications for API or intermediate.

2.              Analytical test methodology for API (other than corrections/editorial updates).

I.                Analytical Laboratory Testing

1.              Change in a Contract Analytical Testing Laboratory used for Specification or stability testing.

2.              Change to begin using Contract Analytical Testing Laboratory for Specification or stability testing when the testing was previously performed in-house.

3.              Documents Requiring Supplier and Purchaser Review and Approval

A.            Master Batch Records

B.            Executed Batch Records

C.            Intermediate & Product Specifications, Monographs and analytical methods

D.            Starting material and product specific analytical method validation/qualification protocols and reports

E.             Method validation, Method transfer, and stability protocols and reports

F.              Process Characterization, Process Validation & Process Monitoring protocols/reports

G.            API impacting deviation

H.           Templates for shipping and packaging labels

I.                Specifications for:  primary containers, primary container or shipping labeling and packaging

J.                Regulatory audit response specific to Purchaser API

K.           Major changes listed above in the Exhibit.

L.             Changes in Critical Suppliers as mutually determined by Purchaser and Supplier

M.         API batch sampling plans

Approvals

Kythera		Cambridge Major Laboratories

Position:	Assoc. Dir. Drug Substance Mfg.	Position:	Director of QA/Regulatory Compliance
Name:	Steven Pfeiffer	Name:	Bob Beffa
Signature:	/s/ Steven Pfeiffer	Signature:	/s/ Bob Beffa

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Date:	March 8, 2013	Date:	March 4, 2013

Position:	Sr. Manager Quality Assurance	Position:	N/A
Name:	Sabrina Stephan	Name:
Signature:	/s/ Sabrina Stephan	Signature:
Date:	March 5, 2013	Date:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G

Declaration Concerning the Manufacture of Hazardous Products

(Check all that apply)

☐                                   Supplier declares that no risk of a serious medical hazard due to cross contamination of contractual API with any of the materials mentioned below and as defined in EC Guide to GMP No. 3.6, 5.18 and 5.19 exists due to the fact, that those materials are not handled at the site.

☐                                   Supplier declares that API (ß-lactam free products) will not be handled in facilities / equipment in which ß-lactam products (e.g. penicillins, cephalosporins, carbapenems, etc.) are handled.

☐                                   Supplier declares that one or more of the following materials (as defined in EC Guide to GMP No. 3.6, 5.18 and 5.19) are handled at the involved site.

☐                                     highly sensitizing materials such as ß-lactam products (penicillins, cephalosporins),

☐                                     biological preparations (e.g. from live micro-organisms)

☐                                     antibiotics

☐                                     hormones

☐                                     cytotoxics

☐                                     highly active drugs

☐                                     potentially harmful non-medicinal products

☐                                   Supplier declares that the Manufacturing of API is not affected by the manufacturing of above mentioned materials (e.g. by material flow, personnel flow, rooms, equipment, environmental systems such as ventilation system, water system).

☐                                   Supplier declares that risk of a serious medical hazard due to cross contamination of contractual API by the above mentioned materials handled at the involved facilities is minimized.

☐                                   Supplier will monitor residues using a validated analytical cleaning method if antibiotics, biological preparations, hormones, cytotoxic and/or highly active drugs are manufactured at the same site.

☐                                   On request Supplier will provide information on the concept of cleaning validation including a list of products types (divided into the above mentioned categories: antibiotics, biological preparations, hormones, cytotoxic and/or highly active drugs).

For certain allergenic ingredients, penicillins, cephalosporins or potent steroids and cytotoxics, the limit should be below the limit of detection by best available analytical method (PIC/S PI 006 in its current version (Chapter 7: Cleaning Validation). In practice this may mean that dedicated plants are used for these products.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G Approvals

Kythera		Cambridge Major Laboratories

Position:	Assoc. Dir. Drug Substance Mfg.	Position:	Director of QA/Regulatory Compliance
Name:	Steven Pfeiffer	Name:	Bob Beffa
Signature:	/s/ Steven Pfeiffer	Signature:	/s/ Bob Beffa
Date:	March 8, 2013	Date:	March 4, 2013

Position:	Sr. Manager Quality Assurance	Position:	N/A
Name:	Sabrina Stephan	Name:
Signature:	/s/ Sabrina Stephan	Signature:
Date:	March 5, 2013	Date:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit H: Development Project

1) Demonstration batch: Supplier [***] and is in the [***] of [***] the [***].

2) [***]: Supplier has [***] and is in the [***] of [***] the [***].

3) [***]:

Supplier will [***] following the completion of the [***]. Purchaser and Supplier will agree on the [***] prior to initiation. Supplier will [***] for the [***] to support the [***].[***] will be performed via protocol at each appropriate isolation step of the processing.  This will ensure that the [***] will be suitable for performing [***] and ensure [***] of the product.  The [***] will be performed [***] with the [***].  At the conclusion of the [***], a final report will be generated by Supplier.

Assumptions:

•                  Allot [***] of [***] resource and [***] of [***] for each lot of [***]

•                  Allot [***] of [***] for [***] and [***]

•                  Allot [***] of [***] for [***] and [***]

•                  The timing and resource assume [***] will be made to the [***] as provided by [***]

•                  Raw materials/waste/outside testing: [***]

•                  Target Timing: [***]

Activities	Quantity	Service Value	Invoice Amount	Invoice Milestone
[***]	[***]	[***] [***] [***]	[***]	[***]
[***]	[***]	[***] [***] [***]	[***]	[***]
		[***] [***] [***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		[***] [***] [***]	[***]	[***]
[***]			[***]

Deliverables:

•                  Provide approximately [***] with [***] from [***]

•                  Provide [***] of [***] under [***] with [***] along with [***]

•                  Provide [***] along with [***] and [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Terms:

•                  Invoice per [***] as outlined in the Pricing and Invoice schedule above

•                  Should Purchaser [***] of [***] or [***] on [***], it is understood that the API [***] by [***] while being [***] in [***].

•                  Should Supplier [***] to [***] the [***] of [***] before the [***] are reached, Purchaser [***] is to have [***] to achieve the [***] at [***] to [***] for [***], if required.

•                  Timing is from [***].

•                  Payments due net [***] from invoice

•                  Late payments will be assessed a [***] late payment fee.

•                  All taxes or assessments related to the sale of products or delivery of services are the responsibility of Purchaser.

[***]

[***]

Scope Changes:

All changes from this scope of work will be documented by Supplier and approved by Purchaser prior to commencement of any such additional work.

Conflict:

For the purpose of this Exhibit H only, in the event of conflict between the terms and conditions of this Exhibit H and the Agreement, this Exhibit H controls.  For the purpose of clarity, in the event of conflict between the terms and conditions of the Agreement and any of the other Exhibits, the Agreement controls.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.